EXECUTION



            STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

                                      and

                  U.S. BANK NATIONAL ASSOCIATION, as Trustee

                          ---------------------------

                                TRUST AGREEMENT

                         Dated as of February 1, 1999

                          ---------------------------



                         FIRST NATIONWIDE TRUST 1999-1

                    STRUCTURED ASSET SECURITIES CORPORATION
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-1

                               Table of Contents

                                                                       Page
                                                                       ----

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.  Definitions...............................................10
Section 1.02.  Calculations Respecting Mortgage Loans....................40
Section 1.03.  Calculations Respecting Accrued Interest..................40

                                  ARTICLE II
                DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01.  Creation and Declaration of Trust Fund; Conveyance of
               Mortgage Loans............................................40
Section 2.02.  Acceptance of Trust Fund by Trustee: Review of
               Documentation for Trust Fund..............................41
Section 2.03.  Representations and Warranties of the Depositor...........42
Section 2.04.  Discovery of Breach.......................................43
Section 2.05.  Repurchase, Purchase or Substitution of Mortgage Loans....44
Section 2.06.  Grant Clause..............................................44

                                  ARTICLE III
                               THE CERTIFICATES

Section 3.01.  The Certificates..........................................45
Section 3.02.  Registration..............................................46
Section 3.03.  Transfer and Exchange of Certificates.....................46
Section 3.04.  Cancellation of Certificates..............................49
Section 3.05.  Replacement of Certificates...............................49
Section 3.06.  Persons Deemed Owners.....................................49
Section 3.07.  Temporary Certificates....................................49
Section 3.08.  Appointment of Paying Agent...............................50
Section 3.09.  Book-Entry Certificates...................................50

                                  ARTICLE IV
                       ADMINISTRATION OF THE TRUST FUND

Section 4.01.  [Omitted].................................................51
Section 4.02.  [Omitted].................................................51
Section 4.03.  Reports to Certificateholders.............................51
Section 4.04.  Certificate Account.......................................54
Section 4.05.  Determination of LIBOR....................................55
Section 4.06.  The Class 2-A3 Reserve Fund...............................55

                          ARTICLE V
          DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01.  Distributions Generally...................................55
Section 5.02.  Distributions from the Certificate Account................56
Section 5.03.  Allocation of Realized Losses.............................63
Section 5.04.  Trustee Advances..........................................65
Section 5.05.  Distributions of Principal on Redemption Certificates.....66
Section 5.06.  The Class 2-A3 Certificate Insurance Policy...............70

                                  ARTICLE VI
                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01.  Duties of Trustee.........................................73
Section 6.02.  Certain Matters Affecting the Trustee.....................75
Section 6.03.  Trustee Not Liable for Certificates.......................75
Section 6.04.  Trustee May Own Certificates..............................76
Section 6.05.  Eligibility Requirements for Trustee......................76
Section 6.06.  Resignation and Removal of Trustee........................76
Section 6.07.  Successor Trustee.........................................77
Section 6.08.  Merger or Consolidation of Trustee........................77
Section 6.09.  Appointment of Co-Trustee, Separate Trustee or Custodian..78
Section 6.10.  Authenticating Agents.....................................79
Section 6.11.  Indemnification of Trustee................................80
Section 6.12.  Fees and Expenses of Trustee..............................81
Section 6.13.  Collection of Monies......................................81
Section 6.14.  Trustee To Act; Appointment of Successor..................81
Section 6.15.  Additional Remedies of Trustee Upon Event of Default......83
Section 6.16.  Waiver of Defaults........................................83
Section 6.17.  Notification to Holders...................................83
Section 6.18.  Directions by Certificateholders and Duties of Trustee
               During Event of Default...................................83
Section 6.19.  Action Upon Certain Failures of the Servicer and Upon
               Event of Default..........................................84

                                  ARTICLE VII
                           PURCHASE AND TERMINATION

Section 7.01.  Termination of Trust Fund Upon Repurchase or
               Liquidation of All Mortgage Loans.........................84
Section 7.02.  Procedure Upon Termination of Trust Fund..................85
Section 7.03.  Additional Trust Fund Termination Requirements............85

                                 ARTICLE VIII
                         RIGHTS OF CERTIFICATEHOLDERS

Section 8.01.  Limitation on Rights of Holders...........................86
Section 8.02.  Access to List of Holders.................................87
Section 8.03.  Acts of Holders of Certificates...........................87

                                  ARTICLE IX
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 9.01.  Trustee To Retain Possession of Certain Documents.........88
Section 9.02.  Preparation of Tax Returns and Other Reports..............88
Section 9.03.  Release of Mortgage Files.................................89

                                   ARTICLE X
                             REMIC ADMINISTRATION

Section 10.01. REMIC Administration......................................90
Section 10.02. Prohibited Transactions and Activities....................91
Section 10.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status...........................................92

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

Section 11.01. Binding Nature of Agreement; Assignment...................92
Section 11.02. Entire Agreement..........................................92
Section 11.03. Amendment.................................................93
Section 11.04. Voting Rights.............................................94
Section 11.05. Provision of Information..................................94
Section 11.06. Governing Law.............................................94
Section 11.07. Notices...................................................94
Section 11.08. Severability of Provisions................................95
Section 11.09. Indulgences; No Waivers...................................95
Section 11.10. Headings Not To Affect Interpretation.....................95
Section 11.11. Benefits of Agreement.....................................95
Section 11.12. Special Notices to the Rating Agencies....................95
Section 11.13. Counterparts..............................................96
Section 11.14. Matters Relating to the Class 2-A3 Certificate
               Insurance Policy..........................................96

ATTACHMENTS

Exhibit A       Forms of Certificates
Exhibit B-1     Form of Trustee Final Certification
Exhibit B-2     Form of Endorsement
Exhibit C       Request for Release of Documents and Receipt
Exhibit D-l     Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2     Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit E       Seller's Warranties and Servicing Agreement
Exhibit F       Form of Rule 144A Transfer Certificate
Exhibit G       Form of Purchaser's Letter for Institutional Accredited
                Investors
Exhibit H       Form of ERISA Transfer Affidavit
Exhibit I       Monthly Remittance Advice
Exhibit J       Monthly Electronic Data Transmission
Exhibit K       Class 2-A3 Certificate Insurance Policy
Exhibit L       The Insurance Agreement

Schedule A      Mortgage Loan Schedule
Schedule B      Principal Amount Schedule

         This TRUST AGREEMENT, dated as of February 1, 1999 (the "Agreement"), is by and between STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee") and acknowledged by FIRST NATIONWIDE MORTGAGE CORPORATION solely for purposes of
Section 9.03 and Section 11.11.

                             PRELIMINARY STATEMENT

         All defined terms used in this Preliminary Statement that are not defined in the Preliminary Statement are defined in Article I (Definitions) herein.

         The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans (exclusive of any Retained Yield on such Mortgage Loans) and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates and the Class 2-A3 Certificate Insurer. The Depositor is entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each a "REMIC" or, in the alternative , the "Lower Tier REMIC" and the "Upper Tier REMIC," respectively). The Certificates, other than the Class R Certificate, represent ownership of regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions. The Upper Tier REMIC shall also issue a single class of residual interest within the meaning of the REMIC Provisions and the Class R Certificate shall evidence the ownership of such residual interest.

         The Lower Tier REMIC shall issue two classes of uncertificated Lower Tier Interests that shall be regular interests in the Lower Tier REMIC within the meaning of the REMIC Provisions; the "Class LT1 Interest" and the "Class LT2 Interest". The Lower Tier REMIC shall also issue a single uncertificated interest that shall be the sole residual interest in the Lower Tier REMIC within the meaning of the REMIC Provisions; the "Class LTR Interest". The Class LT1 and Class LT2 Interests will be held as assets of the Upper Tier REMIC.

         The Class LT1 Interest shall have an initial principal balance equal to the Cut-off Date Aggregate Principal Balance of the Pool 1 Mortgage Loans and shall bear interest at a rate equal to the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans (the "Class LT1 Rate"). On any Distribution Date, the Class LT1 Interest shall be entitled to interest payments at the Class LT1 Rate and principal distributions to the extent of the Principal Distribution Amount for the Group 1 Certificates. Realized
Losses and Net Prepayment Interest Shortfalls with respect to the Mortgage Loans in Pool 1 shall be allocated to the Class LT1 Interest.

         The Class LT2 Interest shall have an initial principal balance equal to the Cut-off Date Aggregate Principal Balance of the Pool 2 Mortgage Loans and shall bear interest at a rate equal to the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans (the "Class LT2 Rate"). On any Distribution Date, the Class LT2 Interest shall be entitled to interest payments at the Class LT2 Rate and principal distributions to the extent of the Principal Distribution Amount for the Group 2 Certificates. Realized
Losses and Net Prepayment Interest Shortfalls with respect to the Mortgage Loans in Pool 2 shall be allocated to the Class LT2 Interest.

         The Class LTR Interest shall not have a principal balance and shall not bear interest. The Class R Certificate shall evidence ownership of the Class LTR Interest.

         The Lower Tier REMIC shall hold all assets included in the Trust Fund other than (a) the Class LT1, Class LT2, and Class LTR Interests, (b) the Class 2-A3 Reserve Fund, (c) the Rounding Account, and (d) the Class 2-A3 Certificate Insurance Policy.

         The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Certificate Principal Amount (or Aggregate Notional Amount) and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



         Class                   Certificate              Initial Certificate               Minimum
     Designation                Interest Rate             Principal Amount                Denominations
--------------------------------------------------------------------------------------------------------

     Class 1-A1                     6.25%                  $102,124,000.00                 $100,000
     Class 2-A1                     6.50%                   250,000,000.00                  100,000
     Class 2-A2                     6.50%                     2,400,000.00                   25,000
     Class 2-A3                     6.50%                    21,457,000.00                    1,000
     Class 2-A4                    0.00%(1)                     132,100.00                  132,100
     Class 2-A5                     6.50%                    20,324,000.00                   25,000
     Class 2-A6                     6.50%                   120,000,000.00                  100,000
     Class 2-A7                     6.50%                   116,000,000.00                  100,000
     Class 2-A8                     6.50%                   169,453,800.00                  100,000
     Class AX                    Variable (2)                        (2)                        (2)
     Class AP                      0.00%(3)                   1,657,829.43(3)               100,000
     Class R                       6.50%(4)                         100.00                      100
     Class 1-B1                     6.25%                       729,000.00                  100,000
     Class 2-B1                     6.50%                    13,134,000.00                  250,000
     Class 1-B2                     6.25%                       365,000.00                  100,000
     Class 2-B2                     6.50%                     6,568,000.00                  250,000
     Class 1-B3                     6.25%                       261,000.00                  100,000
     Class 2-B3                     6.50%                     2,919,000.00                  250,000
     Class 1-B4                     6.25%                       208,000.00                  100,000
     Class 2-B4                     6.50%                     2,919,000.00                  250,000
     Class 1-B5                     6.25%                       156,000.00                  100,000
     Class 2-B5                     6.50%                     1,094,000.00                  100,000
     Class 1-B6                     6.25%                       209,359.23                  100,000
     Class 2-B6                     6.50%                     1,824,871.40                  100,000


----------------------
(1) The Class 2-A4 Certificate is a principal-only certificate and, accordingly, will not accrue interest.

(2) The Class AX Certificates are interest-only certificates and, accordingly, will not be entitled to payments of principal. The Class AX Certificates will consist of two payment components: the AX(1) Component relating to Pool 1 and the AX(2) Component relating to Pool 2.

           The AX(1) Component will accrue interest at a Component Interest Rate of 6.25% per annum on a calculated Component Notional Amount equal, as to any Distribution Date, to the product of (x) the fraction, the numerator of which is the excess of the Weighted Average Rate of the Pool 1 Premium Mortgage Loans over 6.25%, and the denominator of which is 6.25%, and (y) the aggregate Scheduled Principal Balance of the Pool 1 Premium Mortgage Loans as of the first day of the related Interest Accrual Period. The initial Component Notional Amount of the AX(1) Component as of the Closing Date is $1,934,706.80.

           The AX(2) Component will accrue interest at a Component Interest Rate of 6.50% per annum on a calculated Component Notional Amount equal, as to any Distribution Date, to the product of (x) the fraction, the numerator of which is the excess of the Weighted Average Rate of the Pool 2 Premium Mortgage Loans over 6.50%, and the denominator of which is 6.50%, and (y) the aggregate Scheduled Principal Balance of the Pool 2 Premium Mortgage Loans as of the first day of the related Interest Accrual Period. The initial Component Notional Amount of the AX(2) Component as of the Closing Date is $2,333,235.17. The Class AX Certificate will be issued in minimum Notional Amounts of $100,000.

(3) The Class AP Certificates are principal-only certificates and, accordingly, will not accrue interest. The Class AP Certificates will consist of two payment components: (a) the AP(1) Component relating to Pool 1 and having an initial Component Principal Amount as of the Closing Date of $173,294.35 and (b) the AP(2) Component relating to Pool 2 and having an initial Component Principal Amount as of the Closing Date of $1,484,535.07.

(4) The Class R Certificate will be designated as the sole class of a residual interest in the Upper-Tier REMIC within the meaning of
           Section 860G(a)(2) of the Internal Revenue Code.

         As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $833,966,660.06.

         For all purposes of this Agreement, each Certificate Group shall "relate" to the Mortgage Pool with the same numerical designation.

         In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: As defined in the Seller's Warranties and Servicing Agreement.

         Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         Accretion Directed Certificate: Any Class 2-A6 Certificates and any Class 2-A1 Certificates.

         Accrual Amount: With respect to any Distribution Date, the sum of the
(i) Class 2-A2 Accrual Amount and (ii) Class 2-A5 Accrual Amount.

         Accrual Certificate: Any Class 2-A2 Certificates and Class 2-A5 Certificates.

         Accrual Component:  None.

         Accrued Certificate Interest: As to any Class of Certificates (other than the Class AX Certificates and any Class of Principal Only Certificates or Component thereof) and any Notional Component and any Distribution Date, interest accrued for the related Interest Accrual Period equal to the product of (x) the Certificate Interest Rate or Component Interest Rate for such Class of Certificates or Component and (y) the outstanding Class Certificate Principal Amount (or Aggregate Notional Amount) of such Class of Certificates or Component Principal Amount (or Component Notional Amount) of such Component immediately preceding such Distribution Date, as reduced by (i) such Class's or Component's allocable share of the interest portion of any Excess Losses with respect to the related Mortgage Pool for such date and, after the Credit Support Depletion Date for the related Certificate Group, any Realized Losses with respect to the related Mortgage Pool for such date, (ii) after the Credit Support Depletion Date for the related Certificate Group, such Class's or Component's allocable share of any Relief Act Reduction with respect to the related Mortgage Pool for such date and (iii) any Deferred Interest allocated to such Class or Component on such date. Such amounts in respect of a Mortgage Pool described in clauses (i) and (ii) shall be allocable among the related Certificates (other than the Principal Only Certificates) in respect of a Mortgage Pool pro rata based on the Accrued Certificate Interest otherwise distributable thereon. With respect to any Certificate (other than the Principal Only Certificates), interest will be calculated on the basis of a 360-day year of twelve 30-day months.

         With respect to the Class AX Certificates and any Distribution Date, the sum of the Accrued Certificate Interest on each Component thereof.

         Additional Collateral:  None.

         Adjustable Rate Mortgage Loan:  None.

         Advance: An advance of the aggregate of payments of principal and interest (net of the Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by the Servicer pursuant to the Seller's Warranties and Servicing Agreement (or by the Trustee hereunder).

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Aggregate Class 2-A3 Certificate Insurance Premium: As to any Distribution Date, the sum of (a) the Class 2-A3 Certificate Insurance Premium for such Distribution Date and (b) the amount of any Class 2-A3 Certificate Insurance Premium that was not distributed to the Class 2-A3 Certificate Insurer on any prior Distribution Date.

         Aggregate Notional Amount: With respect to the Class AX Certificates and any Distribution Date, the sum of the Component Notional Amounts of the AX(1) and AX(2) Components on such date, calculated as described in the Preliminary Statement hereto.

         Aggregate Principal Balance: The aggregate of the Scheduled Principal Balances for all Mortgage Loans in the Trust Fund or in a Mortgage Pool, as the context requires, at the date of determination.

         Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

         Agreement: This Trust Agreement and all amendments and supplements hereto.

         AP(1) Deferred Amount: As to any Distribution Date on or prior to the Credit Support Depletion Date for the Group 1 Certificates, the aggregate of the applicable AP Percentage of the principal portion of each Realized Loss on a Pool 1 Discount Mortgage Loan, other than an Excess Loss, to be allocated to the AP(1) Component on such Distribution Date or previously allocated to the AP(1) Component and not yet paid to the Holders of the Class AP Certificates pursuant to Section 5.02(a)(v)(A).

         AP(2) Deferred Amount: As to any Distribution Date on or prior to the Credit Support Depletion Date for the Group 2 Certificates, the aggregate of the applicable AP Percentage of the principal portion of each Realized Loss on a Pool 2 Discount Mortgage Loan, other than an Excess Loss, to be allocated to the AP(2) Component on such Distribution Date or previously allocated to the AP(2) Component and not yet paid to the Holders of the Class AP Certificates pursuant to Section 5.02(a)(v)(B).

         AP Percentage: With respect to any Distribution Date and any Pool 1 Discount Mortgage Loan, the percentage equivalent of the fraction, the numerator of which is 6.25% minus the applicable Net Mortgage Rate, and the denominator of which is 6.25%. As to any Pool 1 Non-Discount Mortgage Loan, 0.00%. With respect to any Distribution Date and any Pool 2 Discount Mortgage Loan, the percentage equivalent of the fraction, the numerator of which is 6.50% minus the applicable Net Mortgage Rate and the denominator of which is 6.50%. As to any Pool 2 Non-Discount Mortgage Loan, 0.00%.

         AP Principal Distribution Amount: For any Distribution Date and for each Certificate Group, the sum of the following amounts:

                      (i) the applicable AP Percentage of the principal portion of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date) on a Mortgage Loan in the related Mortgage Pool due during the related Due Period;

                      (ii) the applicable AP Percentage of each of the following amounts: (1) each Principal Prepayment in the related Mortgage Pool collected during the applicable Prepayment Period, (2) each other unscheduled collection for the related Mortgage Pool, including Insurance Proceeds and Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the applicable Prepayment Period), representing or allocable to recoveries of principal received during the applicable Prepayment Period and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee with respect to the applicable Prepayment Period;

                       (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the applicable AP Percentage of the related net Liquidation Proceeds allocable to principal; and

                      (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

         Appraised Value: With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

         Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

         Authorized   Officer:   Any  Person  who  may  execute  an  Officer's
Certificate on behalf of the Depositor.

         Available Distribution Amount: On any Distribution Date and in respect of each Mortgage Pool, the sum of the following amounts:

                  (1) the total amount of all cash received by the Servicer through the related Collection Period (or, the related Prepayment Period, in the case of Principal Prepayments) with respect to the Mortgage Loans in the related Mortgage Pool and remitted to the Trustee on the Remittance Date (including proceeds of any Insurance Policy and any other credit support relating to the Mortgage Loans), plus all Advances made by the Servicer (or Trustee) for such Distribution Date and any Compensating Interest Payment for such date, but not including:

         (a) all amounts distributed pursuant to Section 5.02 on prior Distribution Dates;

         (b) all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

         (c) all Principal Prepayments received or identified by the Servicer after the related Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the related Prepayment Period);

         (d) any other unscheduled recovery, including Liquidation Proceeds and Insurance Proceeds received by the Servicer after the related Prepayment Period; and

         (e) all amounts due or reimbursable to the Trustee or the Servicer pursuant to the terms of this Agreement or to First Nationwide Mortgage, as originator of the Mortgage Loans, pursuant to the Seller's Warranties and Servicing Agreement, including but not limited to any prepayment penalties on the Mortgage Loans and the Retained Yield; and

                  (2) any other payment made by the Servicer or the Depositor or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan repurchased by the Servicer, the Depositor, Lehman Capital or any other Person).

         Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

         Bankruptcy Coverage Termination Date: As to both Mortgage Pools, the Distribution Date on which the Bankruptcy Loss Limit has been reduced to zero (or less than zero).

         Bankruptcy Loss Limit: $217,773.00, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to either Certificate Group.

         Bankruptcy Losses: (i) with respect to the Mortgage Loans in the related Mortgage Pool, losses (as reported by the Servicer to the Trustee) arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of or Mortgaged Property under a Mortgage Loan in the related Mortgage Pool, including without limitation any such loss arising from (a) the difference between (i) the principal amount that would have been due under the original scheduled payments of principal and interest due on the related Mortgage Loan and (ii) the value established in the relevant court with respect to such Mortgaged Property, including without limitation a Deficient Valuation, or (b) a Debt Service Reduction.

         Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

         Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to
Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class AP, Class AX, Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2, Class 1-B3 and Class 2-B3 Certificates.

         Breach: As defined in Section 3.03 of the Seller's Warranties and Servicing Agreement.

         Business Day: In the case of the Group 2 Certificates, any day other than (i) a Saturday or a Sunday, or (ii) a day on which the Certificate Insurer, banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the State of Maryland, are authorized or obligated by law or executive order to be closed. In the case of the Group 1 Certificates, the same definition will apply, but disregarding the reference above to the Certificate Insurer.

         Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

         Certificate Account: The account maintained by the Trustee in accordance with the provisions of Section 4.04.

         Certificate   Group:   The  Group  1  Certificates  or  the  Group  2
Certificates, as applicable.

         Certificate Interest Rate: With respect to each Class of Certificates (other than the Class AP or Class AX Certificates), the applicable per annum rate set forth or described in the Preliminary Statement hereto.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         Certificate Principal Amount: With respect to any Certificate other than a Notional Certificate, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (plus, in the case of any Negative Amortization Certificate, any Deferred Interest allocated thereto on previous Distribution Dates, and plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date), less the amount of all principal distributions previously made with respect to such Certificate, all Realized Losses previously allocated to such Certificate, and, in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount previously allocated to such Certificate. For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Notional Certificates are issued without Certificate Principal Amounts.

         Certificate   Register  and  Certificate   Registrar:   The  register
maintained and the registrar appointed pursuant to Section 3.02.

         Certificateholder:  The meaning provided in the definition of "Holder."

         Class:  All Certificates bearing the same class designation.

         Class 2-A2 Accretion Termination Date: The Distribution Date on which the Class Certificate Principal Amount of the Class 2-A6 Certificates has been reduced to zero.

         Class 2-A2 Accrual Amount: As to the Class 2-A2 Certificates and each Distribution Date through the Class 2-A2 Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to the Class 2-A2 Certificates pursuant to Section 5.02(a)(ii) on such Distribution Date and (y) any Interest Shortfall allocable to the Class 2-A2 Certificates pursuant to
Section 5.02(a)(iii) on such Distribution Date. As to the Class 2-A2 Certificates and each Distribution Date after the Class 2-A2 Accretion Termination Date, zero.

         Class 2-A3 Certificate Insurance Policy: The Certificate Guaranty Insurance Policy No. 28644 dated the Closing Date issued by the Class 2-A3 Certificate Insurer to the Trustee for the benefit of the Holders of the Class 2-A3 Certificates.

         Class 2-A3 Certificate Insurance Premium: With respect to any Distribution Date and with respect to the Class 2-A3 Certificate Insurance Policy, an amount equal to 1/12th of the product of (a) the Class Certificate Principal Amount of the Class 2-A3 Certificates as of such Distribution Date (prior to giving effect to any distribution thereon on such Distribution Date) and (b) the Premium Percentage.

         Class 2-A3 Certificate Insurer: MBIA Insurance Corporation, or any successor thereto, as issuer of the Class 2-A3 Certificate Insurance Policy.

         Class  2-A3   Certificate   Insurer   Default:   The  occurrence  and
continuance of any of the following events:

         (a) the Class 2-A3 Certificate Insurer shall have failed to make a payment required to be made under the Class 2-A3 Certificate Insurance Policy in accordance with its terms;

         (b) the Class 2-A3 Certificate Insurer shall have (i) filed a petition or commenced a case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the
United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable; or

         (c) a court of competent jurisdiction, the Office of the Commissioner of Insurance of the State of New York or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Class 2-A3 Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Class 2-A3 Certificate Insurer (or the taking of possession of all or any material portion of the property of the Class 2-A3 Certificate Insurer).

         Class 2-A3 Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 5.06(c) in the name of the Trustee for the benefit of the Class 2-A3 Certificateholders and designated "U.S. Bank National Association, Class 2-A3 Policy Payments Account in trust for registered holders of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Class 2-A3." Funds in the Class 2-A3 Policy Payments Account shall be held in trust for the benefit of the Class 2-A3 Certificateholders for the uses and purposes set forth in this Agreement.

         Class 2-A3 Reserve Fund: The separate, interest-bearing Eligible Account created and maintained by the Trustee pursuant to Section 4.06 with a depository institution in the name of the Trustee for the benefit of the Class 2-A3 Certificateholders and designated "U.S. Bank National Association, Class 2-A3 Reserve Fund in trust for registered holders of First Nationwide Trust 1999-1 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Class 2-A3." The Class 2-A3 Reserve Fund will not be a part of any REMIC and, for all federal and state income tax purposes, will be beneficially owned by Lehman Brothers Inc.

         Class 2-A3 Rounding Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 5.05(e) in the name of the Trustee for the benefit of the Class 2-A3 Certificateholders and designated "U.S. Bank National Association, Class 2-A3 Rounding Account in trust for registered holders of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Class 2-A3." Funds in the Rounding Account shall be held in trust for the benefit of the Class 2-A3 Certificateholders for the uses and purposes set forth in this Agreement. The Class 2-A3 Rounding Account will not be a part of any REMIC and, for all federal and state income tax purposes, will be beneficially owned by Lehman Brothers Inc.

         Class 2-A5 Accretion Termination Date: The Distribution Date on which the Class Certificate Principal Amount of the Class 2-A1 Certificates has been reduced to zero.

         Class 2-A5 Accrual Amount: As to the Class 2-A5 Certificates and each Distribution Date through the Class 2-A5 Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to the Class 2-A5 Certificates pursuant to Section 5.02(a)(ii) on such Distribution Date and (y) any Interest Shortfall allocable to the Class 2-A5 Certificates pursuant to
Section 5.02(a)(iii) on such Distribution Date. As to the Class 2-A5 Certificates and each Distribution Date after the Class 2-A5 Accretion Termination Date, zero.

         Class 2-A7 Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage equivalent of the fraction, the numerator of which is equal to the sum of (a) the Class Certificate Principal Amount of the Class 2-A7 Certificates immediately prior to such date and (b) $40,000,000, and the denominator of which is equal to the sum of the aggregate Certificate Principal Amount of all Group 2 Certificates other than the Component Principal Amount of the AP(2) Component immediately prior to such date.

         Class 2-A7 Prepayment Shift Percentage: As to any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. As to any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, the following percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 40%; for any Distribution Date in the second year thereafter, 50%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 90%; and for any subsequent Distribution Date, 100%.

         Class 2-A7 Priority Amount: As to any Distribution Date, an amount equal to the lesser of (i) the sum of (x) the product of the Class 2-A7 Percentage for such date, the Class 2-A7 Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the Class 2-A7 Percentage for such date, the Class 2-A7 Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date, and (ii) the Class Certificate Principal Amount of the Class 2-A7 Certificates immediately prior to such date.

         Class 2-A7 Scheduled Principal Percentage: As to any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. As to any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

         Class B Certificate: Any Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2, Class 1-B3, Class 2-B3, Class 1-B4, Class 2-B4, Class 1-B5, Class 2-B5, Class 1-B6 and Class 2-B6 Certificate.

         Class Certificate Principal Amount: With respect to each Class of Certificates other than any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

         Class LT1 Interest:  As defined in the Preliminary Statement.

         Class LT2 Interest:  As defined in the Preliminary Statement.

         Class LTR Interest:  As defined in the Preliminary Statement.

         Class LT1 Rate:  As defined in the Preliminary Statement.

         Class LT2 Rate:  As defined in the Preliminary Statement.

         Class Percentage: For each Class of Certificates or Component, for each Distribution Date, the percentage obtained by dividing the Class Certificate Principal Amount or Component Principal Amount of such Class or Component immediately prior to such Distribution Date by the aggregate Certificate Principal Amount of all Certificates or Component Principal Amount of all Components of the related Certificate Group immediately prior to such date.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Closing Date:  February 25, 1999.

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Collection Account:  Not applicable.

         Collection Period: With respect to each Mortgage Loan and any Distribution Date, the period beginning immediately following the conclusion of the next preceding Collection Period (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending at the close of the Business Day immediately preceding the related Remittance Date.

         Compensating Interest Payment: With respect to any Distribution Date, the amount paid by the Servicer in respect of Prepayment Interest Shortfalls pursuant to Section 4.04(viii) of the Seller's Warranties and Servicing Agreement.

         Component: Any of the components of the Class AP or Class AX Certificates having the designations, the initial Component Principal Amounts (in the case of the Class AP Certificate) or the initial Component Notional Amounts (in the case of the Class AX Certificates) as follows:

                                      Component                   Component
         Designation              Principal Amount            Notional Amount
          -----------              ----------------            ---------------

           AP(1)                    $  173,294.36
           AP(2)                     1,484,535.07
           AX(1)                           ---                  $1,934,706.80
           AX(2)                           ---                   2,333,235.17

         Component Certificate: Any Class AP or Class AX Certificate.

         Component  Interest Rate: With respect to any  Distribution  Date and
(i) the AX(1) Component, the Pool 1 Rate and (ii) the AX(2) Component, the Pool 2 Rate.

         Component  Notional  Amount:  With  respect  to the  AX(1)  and AX(2)
Components of the Class AX Certificates and any Distribution Date, the Component Notional Amount calculated as described in footnote 2 of the table set forth in the Preliminary Statement.

         Component Principal Amount: As of any Distribution Date and with respect to any Component, other than any Notional Component, the initial Component Principal Amount thereof as set forth in the definition of Component (plus, in the case of any Negative Amortization Component, any Deferred Interest allocated thereto on previous Distribution Dates and plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date), less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section 5.02, (y) the amount of all Realized Losses previously allocated thereto pursuant to Section
5.03 and (z) any Subordinate Certificate Writedown Amount previously allocated to such Component.

         Conventional Loan: A Mortgage Loan that is not insured by the United States Federal Housing Administration or guaranteed by the United States Veterans Administration.

         Converted Mortgage Loan:  None.

         Convertible Mortgage Loan:  None.

         Corporate Trust Office: The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance (First Nationwide Trust 1999-1/SASCO 1999-1).

         Credit Support Depletion Date: As to each Certificate Group, the Distribution Date on which, after giving effect to all distributions on such date, the aggregate Certificate Principal Amount of the Subordinate Certificates of such Certificate Group have been reduced to zero.

         Credit Support Percentage: As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Percentages of all Subordinate Certificates in the related Certificate Group that rank lower in priority than such Class.

         Custodial Agreement: The Custodial Agreement, dated as of February 1, 1999, between the Custodian and the Trustee.

         Custodial Account: An account or accounts maintained by the Servicer pursuant to the Seller's Warranties and Servicing Agreement into which it will deposit collections and recoveries with respect to the Mortgage Loans.

         Custodian: U.S. Bank Trust National Association or any successor in interest or assigns, to the Custodian under the Custodial Agreement.

         Cut-off Date:  February 1, 1999.

         Cut-off Date Aggregate Principal Balance: With respect to the Mortgage Loans in the Trust Fund or in a particular Mortgage Pool, as the context requires, on the Closing Date, the Aggregate Principal Balance of all such Mortgage Loans as of the Cut-off Date.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction of the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date thereon as a result of any proceeding under bankruptcy law or any similar proceeding.

         Deceased   Holder:   With   respect  to  a  Holder  of  a  Redemption
Certificate, as defined in Section 5.05(b).

         Deferred Interest: With respect to any Class of Negative Amortization Certificates and any Distribution Date, the aggregate Mortgage Loan Negative Amortization, if any, for the related Collection Period.

         Deficiency Amount: The meaning assigned to such term in the Class 2-A3 Certificate Insurance Policy.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, which valuation results from a proceeding under bankruptcy law or any similar proceeding.

         Definitive  Certificate:   A  Certificate  of  any  Class  issued  in
definitive, fully registered, certificated form.

         Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

         Depositor:   Structured  Asset  Securities  Corporation,  a  Delaware
corporation, having its principal place of business in New York, or its successors in interest.

         Determination Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the immediately preceding Business Day.

         Disqualified Organization: Either (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (viii) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         Distribution Date: The 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing in March 1999.

         Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note.

         Due Period: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

         Eligible Investments: Any one or more of the following obligations or securities:

                      (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                      (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                      (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                      (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Principal Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                      (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                      (vi) a Qualified GIC;

                      (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                      (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates (in the case of the Class 2-A3 Certificates, determined without regard to the Class 2-A3 Certificate Insurance Policy);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

         ERISA-Restricted Certificate:  Any Subordinate Certificate.

         Event of Default: An event described in Section 10.01 of the Seller's Warranties and Servicing Agreement, which pursuant to such agreement is a default by the Servicer and entitles the Trustee to terminate such Servicer.

         Excess Loss: With respect to each Mortgage Pool, any Bankruptcy Loss, or portion thereof, in excess of the then-applicable Bankruptcy Loss Limit, any Fraud Loss, or portion thereof, in excess of the then-applicable Fraud Loss Limit, and any Special Hazard Loss, or portion thereof, in excess of the then-applicable Special Hazard Loss Limit.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Final Scheduled Distribution Date: In the case of the Group 1 Certificates, February 25, 2014 and, in the case of the Group 2 Certificates, March 25, 2029.

         Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

         First Nationwide Mortgage: First Nationwide Mortgage Corporation, a Delaware corporation and a wholly owned subsidiary of California Federal Bank, FSB, or any successor in interest.

         Fitch:  Fitch IBCA, Inc., or any successor in interest.

         FNMA:  The  Federal  National  Mortgage   Association,   a  federally
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         Fraud Loss: With respect to each Mortgage Pool, any Realized Loss on a Mortgage Loan in such Mortgage Pool sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

         Fraud Loss Limit: As of the Cut-off Date, $8,339,367. The Fraud Loss Limit shall be reduced by the amount of Fraud Losses allocated to the
Certificates (or Components thereof), (i) on the first and second anniversaries of the Cut-off Date, to an amount equal to the excess of 1.00% of the Cut-off Date Balance of the Mortgage Loans over the cumulative amount of Fraud Losses allocated to the Certificates (or Components thereof), (ii) on the third and fourth anniversaries of the Cut-off Date, to an amount equal to the excess of 0.50% of the Cut-off Date Balance of the Mortgage Loans over the cumulative amount of Fraud Losses allocated to the Certificates (or Components thereof), and (iii) on the fifth anniversary of the Cut-off Date, to zero. All such calculations of the Fraud Loss Limit will be determined on an aggregate basis rather than by Mortgage Pool or Certificate Group.

         GNMA: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

         Group 1:  All of the Group 1 Certificates.

         Group 1 Certificate: Any Class 1-A, Class 1-B1, Class 1-B2, Class 1-B3 or Class 1-B4, Class 1-B5, Class 1-B6 or any of the Group 1 Components.

         Group 1 Component:  The AX(1) Component and the AP(1) Component.

         Group 1 Senior Certificate: Any Class 1-A Certificate or the Group 1 Components of the Class AP and Class AX Certificates.

         Group 1 Subordinate Certificate: Any of the Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 or Class 1-B6 Certificates.

         Group 2:  All of the Group 2 Certificates.

         Group 2 Certificate: Any Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class R, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 or any of the Group 2 Components.

         Group 2 Component:  The AX(2) Component and the AP(2) Component.

         Group 2 Senior Certificate: Any Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class R or any of the Group 2 Components of the Class AX and Class AP Certificates.

         Group 2 Subordinate Certificate: Any Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 or Class 2-B6 Certificates.

         Guaranteed Distributions:  (a) With respect to any Distribution Date,
(i) the Accrued Certificate Interest for the Class 2-A3 Certificates for such Distribution Date, including the amount of any Net Prepayment Interest Shortfalls allocable to the Class 2-A3 Certificates on such Distribution Date that are not covered by the Class 2-A3 Reserve Fund, net of any Relief Act Reduction allocable to such Class on such date and (ii) the amount of any Realized Loss, including any Excess Loss, allocated to the Class 2-A3 Certificates on such Distribution Date and (b) for the Final Scheduled Distribution Date, the Class Certificate Principal Amount of the Class 2-A3 Certificates to the extent unpaid on the Final Scheduled Distribution Date.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer, the Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only
Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor or the Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor or the Servicer.

         HUD: The United States Department of Housing and Urban Development, or any successor thereto.

         Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Individual Redemption Certificate: A Redemption Certificate with a $1,000 Certificate Principal Amount.

         Initial LIBOR Rate:  None.

         Insurance Agreement: The Insurance Agreement, dated as of February 1, 1999, among the Depositor, the Seller, the Trustee and the Class 2-A3 Certificate Insurer, a copy of which is attached as Exhibit L hereto.

         Insurance Policy: Any Primary Mortgage Insurance Policy and any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

         Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy, other than (i) amounts to be applied to restoration or repair of the related Mortgaged Property, (ii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or (iii) amounts applied toward payment of the Retained Yield.

         Insured Payment: The meaning assigned to such term in the Class 2-A3 Certificate Insurance Policy.

         Interest Accrual Period: With respect to any Distribution Date and any Class of Certificates (other than any Principal Only Certificates) or Component, the one-month period beginning immediately following the end of the preceding Interest Accrual Period (or from the Cut-off Date, in the case of the first Interest Accrual Period) and ending on the last day of the month preceding the month in which such Distribution Date occurs.

         Interest Distribution Amount:  Not applicable.

         Interest Shortfall: With respect to any Class of Certificates and any Distribution Date, any Accrued Certificate Interest (net of any Net Prepayment Interest Shortfalls allocable to such Class) not paid with respect to a previous Distribution Date.

         Intervening Assignments: The original intervening assignments of the Mortgage, notice of transfer or equivalent instrument.

         Latest Possible Maturity Date:  March 25, 2031.

         Lehman Capital: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or any successor in interest.

         LIBOR:  Not Applicable.

         LIBOR Certificate:  None.

         LIBOR Determination Date:    Not Applicable.

         Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

         Liquidation Proceeds: As defined in the Seller's Warranties and Servicing Agreement but excluding any amounts applied toward payment of the Retained Yield.

         Living Holder: Any Holder of a Redemption Certificate other than a Deceased Holder.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value thereof.

         London Business Day:  Not Applicable.

         Lower Tier Interest: Any one of the Class LT1, Class LT2, or Class LTR Interests as described in the Preliminary Statement.

         Lower Tier Interest Rate: The Class LT1 Interest Rate and the Class LT2 Interest Rate as described in the Preliminary Statement.

         Lower Tier REMIC:  As described in the Preliminary Statement.

         Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

         Mortgage File: The mortgage documents listed in Exhibit B-1 to the Seller's Warranties and Servicing Agreement pertaining to a particular
Mortgage Loan required to be delivered to the Trustee pursuant to this Agreement.

         Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

         Mortgage Loan Negative Amortization:  Not Applicable.

         Mortgage Loan Sale and Assignment Agreement: The agreement for the sale of the Mortgage Loans by Lehman Capital to the Depositor and the assignment to the Depositor of the rights of Lehman Capital under the Seller's Warranties and Servicing Agreement, between Lehman Capital, as seller and assignor, and the Depositor, as purchaser and assignee.

         Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan in either Pool 1 or Pool 2, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

         Mortgage Pool:  Either of Pool 1 or Pool 2.

         Mortgage Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan.

         Mortgaged Property: The fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds.

         Mortgagor:  The obligor on a Mortgage Note.

         Negative Amortization Certificate:  None.

         Negative Amortization Component:  None.

         Net Mortgage Rate: With respect to any Mortgage Loan, the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the applicable Retained Yield Rate.

         Net Prepayment Interest Shortfall: With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over any amount that is required under the Seller's Warranties and Servicing Agreement to be paid by the Servicer in respect of such shortfalls. Any Net Prepayment Interest Shortfall shall be allocated among all Classes of Certificates (other than any Class of Principal Only Certificates) and among the Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest otherwise distributable thereon.

         Non-AP Percentage: As to any Pool 1 Discount Mortgage Loan, the percentage equivalent of the fraction, the numerator of which is the Net Mortgage Rate of such Pool 1 Discount Mortgage Loan and the denominator of which is 6.25%. As to any Pool 1 Non-Discount Mortgage Loan, 100%. As to any Pool 2 Discount Mortgage Loan, the percentage equivalent of the fraction, the numerator of which is the Net Mortgage Rate of such Pool 2 Discount Mortgage Loan and the denominator of which is 6.50%. As to any Pool 2 Non-Discount Mortgage Loan, 100%.

         Non-permitted Foreign Holder:  As defined in Section 3.03(f).

         Non-U.S. Person: Any individual, corporation, partnership or other person other than a citizen or resident of the United States; a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia; an estate that is subject to U.S. federal income tax regardless of the source of its income; or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

         Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

         Notice of Nonpayment: The notice to be delivered by the Trustee to the Class 2-A3 Certificate Insurer with respect to any Distribution Date pursuant to Section 5.06(a), which shall be in the form attached to the Class 2-A3 Certificate Insurance Policy.

         Notional Amount: With respect to any Notional Certificate (or Component thereof) and any Distribution Date, such Certificate's or Component's Percentage Interest of the Aggregate Notional Amount of such Class of Certificates for such Distribution Date.

         Notional Certificate:  The Class AX Certificates.

         Notional Component: The AX(1) Component and the AX(2) Component of the Class AX Certificates.

         Offering   Document:   Either   the   Prospectus   relating   to  the
publicly-offered Certificates or the private placement memorandum relating to the Restricted Certificates.

         Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor or the Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

         Original Credit Support Percentage: With respect to each Class of Subordinate Certificates, the Credit Support Percentage for such Class on the Closing Date.

         Original Group Subordinate Principal Amount: With respect to each Certificate Group, the sum of the Class Certificate Principal Amount of each related Subordinate Certificate as of the Closing Date.

         Original Value: The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

         PAC Amount:  Not Applicable.

         PAC Certificate:  None.

         PAC Component:  None.

         Paying Agent:  Any paying agent appointed pursuant to Section 3.08.

         Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate (other than a Class AX Certificate), the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount (or, in the case of a Class AX Certificate, the initial Notional Amount) thereof divided by the initial Class Certificate Principal Amount (or, in the case of a Class AX Certificate, the initial Aggregate Notional Amount) of all Certificates of the same Class. With respect to any Class AX Certificate, the Percentage Interest evidenced thereby shall be specified on the face thereof.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Placement Agent:  Lehman Brothers Inc.

         Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

         Pool 1: The aggregate of the fully amortizing Mortgage Loans having original terms to maturity not greater than 15 years as identified on the Mortgage Loan Schedule.

         Pool 1 Discount Mortgage Loan: Any Pool 1 Mortgage Loan with a Net Mortgage Rate less than 6.25% per annum.

         Pool 1 Non-Discount Mortgage Loan: Any Pool 1 Mortgage Loan with a Net Mortgage Rate greater than or equal to 6.25% per annum.

         Pool 1 Premium Mortgage Loan. Any Pool 1 Mortgage Loan with a Net Mortgage Rate greater than 6.25% per annum.

         Pool 1 Rate:  6.25% per annum.

         Pool 1 Trust Rate: With respect to a Pool 1 Mortgage Loan, the sum of the Pool 1 Rate and (b) the Servicing Fee Rate.

         Pool 2: The aggregate of the fully amortizing Mortgage Loans having original terms to maturity not less than 15 years or greater than 30 years as identified on the Mortgage Loan Schedule.

         Pool 2 Discount Mortgage Loan: Any Pool 2 Mortgage Loan with a Net Mortgage Rate less than 6.50% per annum.

         Pool 2 Non-Discount Mortgage Loan: Any Pool 2 Mortgage Loan with a Net Mortgage Rate greater than or equal to 6.50% per annum.

         Pool 2 Premium Mortgage Loan. Any Pool 2 Mortgage Loan with a Net Mortgage Rate greater than 6.50% per annum.

         Pool 2 Rate:  6.50% per annum.

         Pool 2 Trust Rate: With respect to a Pool 2 Mortgage Loan, the sum of the Pool 2 Rate and (b) the Servicing Fee Rate.

         Pool Rate:  Either of the Pool 1 Rate or the Pool 2 Rate.

         Preference Amount: The meaning assigned to such term in the Class 2-A3 Certificate Insurance Policy.

         Premium Percentage: The meaning assigned to such term in the Insurance Agreement.

         Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Servicing Fee Rate, on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

         Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Primary Mortgage Insurance Policy: Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

         Principal Amount Schedule: The principal amount schedule attached hereto as Schedule B setting forth the TAC Amounts of the TAC Certificates.

         Principal Distribution Amount: With respect to any Distribution Date and any Certificate Group, the sum of the related Senior Principal Distribution Amount, the related Subordinate Distribution Amount and the related AP Principal Distribution Amount.

         Principal Only Certificate: Any Class AP Certificate or Class 2-A4 Certificate.

         Principal Only Component:  The AP(1) Component and the AP(2) Component.

         Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or Accepted Servicing Practices.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Prospectus: The prospectus supplement dated February 18, 1999 relating to the Group 2 Senior Certificates and the Group 2 Subordinate
Certificates (other than the Class 2-B4, Class 2-B5 and Class 2-B6 Certificates) and the prospectus supplement dated February 23, 1999 relating to the Group 1 Senior Certificates and the Group 1 Subordinate Certificates (other than the Class 1-B4, Class 1-B5 and Class 1-B6 Certificates), in each case together with the accompanying prospectus dated January 15, 1999.

         Purchase Price: With respect to the repurchase of a Mortgage Loan pursuant to Article II of this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan and (b) accrued interest thereon at the Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date immediately preceding the related Distribution Date and (c) any amounts advanced by the Servicer (or the Trustee) not previously reimbursed, together with any unpaid Reimbursement Amounts due to the Certificate Insurer, and any unpaid amounts due to the Servicer, in each case with respect to such Mortgage Loan. The Servicer (or the Trustee, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or relate REO Property for any Advances made with respect to such Mortgage Loan or related Mortgage Property that are reimbursable to the Servicer under the Seller's Warranties and Servicing Agreement (or to the Trustee hereunder).

         Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

         (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

         (b) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

         (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

         (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder: and

         (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

         Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

         Qualifying Substitute Mortgage Loan: A "Qualified Substitute Mortgage Loan" as defined in the Seller's Warranties and Servicing Agreement. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

         Rating Agency: Each of Fitch and S&P; provided, that with respect to the Group 1 Subordinate Certificates and the Group 2 Subordinate Certificates, Fitch will be the sole Rating Agency.

         Realized Loss: (a) with respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the date as to which interest was last paid up to the last day of the month of such liquidation, minus (iii) Liquidation Proceeds received, net of amounts that are reimbursable to the Servicer with respect to such Mortgage Loan (other than Advances of principal and interest), including expenses of liquidation, and (b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the unpaid principal balance of such Mortgage Loan immediately prior to such Deficient Valuation and the unpaid principal balance of such Mortgage Loan as reduced by such Deficient Valuation. In determining whether a Realized Loss is a Realized Loss of interest or principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan (including payment of any Retained Yield), then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Redemption Certificate:  Any Class 2-A3 Certificate.

         Reference Banks:  Not Applicable.

         Reimbursement Amount: The meaning assigned to such term in Section 5.02(a)(vi).

         Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of application of the Solders' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Collection Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

         REMIC: The Lower Tier REMIC and the Upper Tier REMIC as described in the Preliminary Statement.

         REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The day in each month on which the Servicer is required to remit payments to the account maintained by the Trustee, which shall be the 18th day of each month (or the immediately following Business Day, if such 18th day is not a Business Day).

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

         Reserve Interest Rate:  Not Applicable.

         Residual Certificate:  Any Class R Certificate.

         Responsible Officer: When used with respect to the Trustee, any Vice President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, working in its corporate trust department, or any other officer of the Trustee to whom a matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Restricted Certificate: Any Class 1-B4, Class 2-B4, Class 1-B5, Class 2-B5, Class 1-B6 or Class 2-B6 Certificate.

         Retained Yield: The meaning assigned to such term in the Seller's Warranties and Servicing Agreement.

         Retained Yield Rate: With respect to any Pool 1 Mortgage Loan which contains prepayment penalty provisions, a percentage per annum equal to the lesser of (a) the related Mortgage Rate minus the Pool 1 Trust Rate and (b) 0.50% per annum. With respect to any Pool 1 Mortgage Loan which does not contain prepayment penalty provisions, a percentage per annum equal to the lesser of (a) the related Mortgage Rate minus the Pool 1 Trust Rate and (b) 0.25% per annum. With respect to any Pool 2 Mortgage Loan, a percentage per annum equal to the lesser of (a) the related Mortgage Rate minus the Pool 2 Trust Rate and (b) 0.50% per annum.

         Rounding Account:  The Class 2-A3 Rounding Account.

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         Scheduled Amount: As to any Distribution Date and any Class of Scheduled Certificates and any Scheduled Component, the amount designated as such for such Distribution Date and such Class or Component as set forth in the Principal Amount Schedules.

         Scheduled Certificate:  None.

         Scheduled Component:  None.

         Scheduled Payment: Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment with respect to interest that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

         Scheduled Principal Amount: As to any Distribution Date, an amount equal to the amount described in clause (i)(b) of the definition of Senior Principal Distribution Amount (without application of the related Senior Percentage).

         Scheduled Principal Balance: With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by the Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the Prepayment Period ending in the month prior to the month of such Distribution Date) and (ii) with respect to any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Pool 1 or Pool 2 Mortgage Loan and the Cut-off Date, a specified in the Mortgage Loan Schedule.

         Seller's Warranties and Servicing Agreement: The Seller's Warranties and Servicing Agreement between First Nationwide Mortgage, as seller and servicer, and Lehman Capital, as purchaser, dated as of February 1, 1999, attached hereto as Exhibit E.

         Seller: Lehman Capital, a division of Lehman Brothers Holding's Inc., or any successor in interest.

         Senior Certificate: Any Group 1 Senior Certificate or Group 2 Senior Certificate.

         Senior Percentage: With respect to each Certificate Group and any Distribution Date, the percentage equivalent of the fraction, the numerator of which is the aggregate Class Certificate Principal Amount of the related Senior Certificates (other than, in the case of Group 1, the AP(1) Component and, in the case of Group 2, the AP(2) Component) immediately prior to such date and the denominator of which is the sum of the aggregate Class Certificate Principal Amount of all Classes of related Senior Certificates (other than, in the case of Group 1, the AP(1) Component and, in the case of Group 2, the AP(2) Component) and the Class Certificate Principal Amounts of the related Class of Subordinate Certificates immediately prior to such date.

         Senior Prepayment Percentage: With respect to each Certificate Group and any Distribution Date occurring during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for each Certificate Group and any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be the related Senior Percentage plus the following percentage of the related Subordinate Percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 70%; for any Distribution Date in the second year thereafter, 60%; for any Distribution Date in the third year thereafter, 40%; for any Distribution Date in the fourth year thereafter, 20%; and for any subsequent Distribution Date, 0%; provided, however, that if on any of the foregoing Distribution Dates the Senior Percentage for any Certificate Group exceeds the initial Senior Percentage for such Certificate Group, the Senior Prepayment Percentage for such Certificate Group for such Distribution Date will once again equal 100% for such Distribution Date.

         Notwithstanding the foregoing, except as provided in the next succeeding paragraph, no decrease in the Senior Prepayment Percentage below the level in effect for the most recent prior period set forth in the paragraph above shall be effective on any Distribution Date if, as of the first Distribution Date as to which any such decrease applies, (i) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates of all Mortgage Loans in the related Mortgage Pool that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and the Scheduled Payments that would have been due on Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund if the related Mortgage Loan had remained in existence) is greater than or equal to 50% of the sum of (x) the Class Certificate Principal Amount of the Subordinate Certificates relating to the Certificate Group immediately prior to such Distribution Date or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the related Mortgage Pool exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Group Subordinate Principal Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Group Subordinate Principal Amount, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Group Subordinate Principal Amount, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Group Subordinate Principal Amount, and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Group Subordinate Principal Amount.

         Senior Principal Distribution Amount: For any Distribution Date and each Certificate Group, the sum of the following amounts:

                      (i) the product of (a) the related Senior Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the applicable Bankruptcy Coverage Termination Date), on a Mortgage Loan in the related Mortgage Pool due during the related Due Period;

                      (ii) the  product of (a) the related  Senior  Prepayment
         Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage): (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

                      (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the lesser of (a) the related net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) and (b) the product of the related Senior Prepayment Percentage for such date and the Scheduled Principal Balance (multiplied by the applicable
         Non-AP Percentage) of such related Mortgage Loan at the time of liquidation; and

                      (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

         Servicer: First Nationwide Mortgage, as servicer under the Seller's Warranties and Servicing Agreement, or any successor in interest.

         Servicing  Advance:   As  defined  in  the  Seller's  Warranties  and
Servicing Agreement.

         Servicing Fee: As defined in the Seller's Warranties and Servicing Agreement.

         Servicing Fee Rate:  A rate per annum equal to 0.25%.

         Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Trustee, as such list may be amended from time to time.

         Special Hazard Loss: With respect to the Mortgage Loans, (x) any Realized Loss arising out of any direct physical loss or damage to a Mortgaged Property which is caused by or results from any cause, exclusive of any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property and any loss caused by or resulting from (i) normal wear and tear, (ii) conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees, or (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues, or (y) any Realized Loss arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss is covered by a hazard policy or flood insurance policy required to be maintained in respect of such Mortgaged Property.

         Special Hazard Loss Limit: As of the Cut-off Date, $13,828,944.00, which amount shall be reduced from time to time to an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the Scheduled Principal Balances of the Mortgage Loans; (ii) twice the Scheduled Principal Balance of the Mortgage Loan having the highest Scheduled Principal Balance, and (iii) the aggregate Scheduled Principal Balances of the Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate Scheduled Principal Balance of Mortgage Loans of any such postal zip code area and (b) the applicable Special Hazard Loss Limit as of the Closing Date less the amount, if any, of Special Hazard Losses incurred with respect to the Mortgage Loans since the Closing Date. All the foregoing calculations shall be determined on an aggregate basis rather than by Mortgage Pool.

         Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

         Subordinate Certificate: Any Group 1 Subordinate Certificate or Group 2 Subordinate Certificate.

         Subordinate Certificate Writedown Amount: With respect to the Certificate Group and as to any Distribution Date, the amount by which (i) the sum of the Class Certificate Principal Amounts of all the Certificates in the related Certificate Group (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Amounts of the related Certificates on such Distribution
Date) exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the first day of the month of such Distribution Date.

         Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, the percentage obtained by dividing the Class Certificate Principal Amount of such Class immediately prior to such Distribution Date by the sum of the Certificate Principal Amounts of all Subordinate Certificates in the related Certificate Group immediately prior to such date.

         Subordinate Percentage: With respect to any Distribution Date and each Certificate Group, the difference between 100% and the related Senior Percentage for such Distribution Date.

         Subordinate Prepayment Percentage: With respect to any Distribution Date and each Certificate Group, the difference between 100% and the Senior Prepayment Percentage for such Distribution Date.

         Subordinate Principal Distribution Amount: For any Distribution Date and each Certificate Group, the sum of the following:

                      (i) the product of (a) the related Subordinate Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the applicable Bankruptcy Coverage Termination Date) on a Mortgage Loan due during the related Due Period;

                      (ii) the product of (a) the related Subordinate Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP percentage): (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

                      (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the related Net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) less any related amount paid pursuant to subsection (iii) of the definition of Senior Principal Distribution Amount for the related Certificate Group; and

                      (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

         TAC Amount: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the amount designated as such for such Distribution Date and such Class as set forth in the Principal Amount Schedule.

         TAC Certificate:  Any Class 2-A6 Certificates.

         TAC Component:  None.

         Tax Matters Person: The "tax matters person" as defined in the REMIC Provisions.

         Termination Price:  As defined in Section 7.01 hereof.

         Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

         Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans, the assignment of the Depositor's rights under the Mortgage Loan Sale and Assignment Agreement, such amounts as shall from time to time be held in the Custodial Accounts, the Certificate Account, the Insurance Policies, any REO Property, the Class 2-A3 Certificate Insurance Policy, the Class 2-A3 Reserve Fund and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

         Trustee: U.S. Bank National Association, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

         Trustee  Fee:  None.  (The  Trustee's  compensation  is  described in
Section 4.04(c).)

         Unscheduled Principal Amount: As to any Distribution Date and for each Pool 2 Mortgage Loan, the sum of the amounts described in clauses (ii) and (iii) (without regard to the reference in clause (iii) to the "Senior Prepayment Percentage") of the definition of Senior Principal Distribution Amount.

         Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99% of all Voting Interests shall be allocated to the Certificates other than the Class AX Certificates and 1% of all Voting Interests shall be allocated to the Class AX Certificates. Voting Interests allocated to the Class AX Certificates shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests. Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Amounts (or Certificate Principal Amounts); provided, however, that on and after the date, if any, on which the Class 2-A3 Certificate Insurer has paid a claim under the Class 2-A3 Certificate Insurance Policy in respect of the Class 2-A3 Certificates, the Class 2-A3 Certificate Insurer will be entitled to exercise all consent, voting and related rights of such class.

         Weighted Average Rate: With respect to any Distribution Date, the per annum variable rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the calendar month immediately preceding such Distribution Date.

         Section 1.02. Calculations Respecting Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

         Section 1.03. Calculations Respecting Accrued Interest. Accrued interest, if any, on any Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months.


                                  ARTICLE II

                             DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

         Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans. (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest due with respect to the Mortgage Loans after the Cut-off Date (exclusive of any Retained Yield), together with all of the Depositor's right, title and interest in and to the Certificate Account and all amounts from time to time credited to and the proceeds of the Custodial Accounts, the Certificate Account, any REO Property and the proceeds thereof, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, and the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in the Seller's Warranties and Servicing Agreement, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund. In addition, the Depositor has caused the Class 2-A3 Certificate Insurer to deliver the Class 2-A3 Certificate Insurance Policy for the benefit of the Class 2-A3 Certificateholders and has made an initial deposit to the Class 2-A3 Reserve Fund of $2,000.

         Concurrently with the execution and delivery of this agreement, the Depositor does hereby (i) assign to the Trustee all of its rights and interest under the Mortgage Loan Sale and Assignment Agreement, which include all of Lehman Capital's rights and interests under the Seller's Warranties and Servicing Agreement, and (ii) delegates its obligations under the Mortgage Loan Sale and Assignment Agreement, which include the obligations of Lehman Capital under the Seller's Warranties and Servicing Agreement, (which rights and interests have been assigned and which obligations have been delegated to the Depositor by Lehman Capital pursuant to the Mortgage Loan Sale and Assignment Agreement) to the Trustee. The Trustee hereby accepts such assignment and delegation, and shall be entitled to exercise all such rights, and obligated to fulfill such obligations, of the Depositor under the Mortgage Loan Sale and Assignment Agreement and the Seller's Warranties and Servicing Agreement as if, for such purpose, it were the Depositor.

         (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian, acting on behalf of the Trustee, the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned as are specified in the Seller's Warranties and Servicing Agreement.

         The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-2 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

         (c) Assignments of Mortgage shall be recorded; provided, however, that such Assignments need not be recorded if, in the Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, recording in such states is not required to protect the Trustee's interest in the related Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date, the Trustee shall, or shall cause the Custodian, at the expense of the Depositor, to cause to be properly recorded in each public recording office where the Mortgages are recorded each Assignment of Mortgage.

         (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above-referenced documents, herewith delivers or causes to be delivered to the Trustee an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Custodial Account maintained by the Servicer pursuant to the Seller's Warranties and Servicing Agreement have been so deposited.

         Section 2.02. Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund. (a) The Trustee, by execution and delivery hereof, acknowledges receipt (by it or by the Custodian) of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to the review thereof by the Custodian in its capacity as designee of the Purchaser under the Seller's Warranties and Servicing Agreement and to the Trustee's review thereof as specified herein. The Custodian has executed and delivered on or before the Closing Date an initial certification (the "Initial Certification") certifying as to its receipt of the documents required to be delivered pursuant to the Seller's Warranties and Servicing Agreement and identifying any defects in such documents, and delivered such certification to the Depositor and to First Nationwide Mortgage. Pursuant to Section 3.03 of the Seller's Warranties and Servicing Agreement, First Nationwide Mortgage is obligated to cure any Breach (as defined in Section 3.03 of the Seller's Warranties and Servicing Agreement) identified in such Initial Certification, or to repurchase the related Mortgage Loan or substitute another mortgage loan therefor, within 60 days of receipt of such Initial Certification or other notice of such Breach.

         (b) Prior to the first anniversary of the Closing Date, the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor a Final Certification substantially in the form annexed hereto as Exhibit B-1 evidencing the completeness of the Mortgage Files in its possession or control.

         (c) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Certificateholders or the Class 2-A3 Certificate Insurer of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

         Section 2.03. Representations and Warranties of the Depositor. (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders, and to the Class 2-A3 Certificate Insurer, as of the Closing Date or such other date as is specified, that:

                      (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

                      (ii) the execution and delivery by the Depositor of this
         Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

                      (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                      (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or
         (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

         (b) The representations and warranties of First Nationwide Mortgage with respect to the Mortgage Loans in the Seller's Warranties and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of February 11, 1999. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of First Nationwide Mortgage under the Seller's Warranties and Servicing Agreement and (ii) a representation or warranty of Lehman Capital under the Mortgage Loan Sale and Assignment Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of First Nationwide Mortgage under any applicable representation or warranty made by it. The Trustee acknowledges that the representations and warranties of Lehman Capital in Section 1.04(b) of the Mortgage Loan Sale and Assignment Agreement are applicable only to facts or conditions that arise or events that occur subsequent to February 11, 1999, and which do not constitute a breach of any representation or warranty made by First Nationwide Mortgage in Section 3.02 of the Seller's Warranties and Servicing Agreement. The Trustee acknowledges that Lehman Capital shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by First Nationwide Mortgage in Section 3.02 of the Seller's Warranties and Servicing Agreement, without regard to whether First Nationwide Mortgage fulfills its contractual obligations in respect of such representation or warranty. The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans under any circumstances.

         Section 2.04. Discovery of Breach. It is understood and agreed that the representations and warranties set forth in Section 2.03 and the representations and warranties of First Nationwide Mortgage and Lehman Capital assigned to the Trustee hereunder survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by either the Depositor, the Trustee or the Class 2-A3 Certificate Insurer of a breach of any of the representations and warranties set forth in Section 2.03 that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery of such a breach with respect to the representations and warranties given to the Trustee and the Certificate Insurer by the Depositor or given by Lehman Capital to the Depositor and assigned to the Trustee, the Depositor or Lehman Capital, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

         Section 2.05. Repurchase, Purchase or Substitution of Mortgage Loans.
(a) With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Article II, by First Nationwide Mortgage pursuant to the Seller's Warranties and Servicing Agreement or by Lehman Capital pursuant to the Mortgage Loan Sale and Assignment Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Certificate Account. The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan, shall release or cause to be released and reassign to the Depositor, First Nationwide Mortgage or Lehman Capital, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Trustee (or the Custodian) at the Depositor's expense, and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

         (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or the Custodian) by the Depositor pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan: (i) the Depositor must deliver to the Trustee (or its custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in
Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Depositor or Lehman Capital, as applicable, will be deemed to have made with respect to such Qualifying Substitute Mortgage Loan each of the representations made by it with respect to the Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee, at the expense of Lehman Capital and with the cooperation of the Servicer, shall cause the Assignment of Mortgage with respect to such Qualifying Substitute Mortgage Loan to be recorded if required pursuant to the first sentence of Section 2.01(c).

         (c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

         Section 2.06. Grant Clause. It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates and the Class 2-A3 Certificate Insurer a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.


                                  ARTICLE III

                               THE CERTIFICATES

         Section 3.01. The Certificates. (a) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Amount, as applicable, specified in this paragraph. Each Class of Book-Entry Certificates other than the Class AX Certificates will be issued in the minimum denominations in Certificate Principal Amount specified in the
Preliminary Statement hereto and in integral multiples of $1.00 in excess thereof, except in the case of the Class 2-A2 and the Class 2-A5 Certificates which may be issued in integral multiples of $1,000 in excess thereof, and the Class 2-A4 Certificate which will be issued in an amount equal to the initial Class Certificate Principal Amount for such Class. The Class AX Certificates will be issued in minimum denominations in Notional Amount of $100,000 and in multiples of $1,000 in excess thereof. Each Class of Non-Book Entry Certificates other than the Residual Certificates will be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1.00 in excess thereof. The Residual Certificate will be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates. One Certificate of each Class of Certificates other than the Residual Certificates may be issued in any denomination in excess of the minimum denomination.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in
Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

         Section 3.02. Registration. The Trustee is hereby appointed, and hereby accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

         Section 3.03. Transfer and Exchange of Certificates. (a) A Certificate (other than Book-Entry Certificates which shall be subject to
Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

         (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

         The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

                      (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto; and

                      (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

         (d) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

         (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

         (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to as a "Non-permitted Foreign Holder").

         Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is neither a Disqualified Organization, agent or nominee thereof, nor Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or a Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, at the time it became a Holder or any subsequent time it became a Disqualified Organization all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

         If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this
Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

         (g)  Each  Holder  of  a  Residual  Certificate,   by  such  Holder's
acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

         Section 3.04. Cancellation of Certificates. Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

         Section 3.05. Replacement of Certificates. If (i) any Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or
(ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this
Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.06.  Persons  Deemed  Owners.  Subject to the provisions of
Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

         Section 3.07. Temporary Certificates. (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

         (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary
Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

         Section 3.08. Appointment of Paying Agent. The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent (other than Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

         Section 3.09. Book-Entry Certificates. (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the
Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

                      (i) the provisions of this Section 3.09 shall be in full force and effect;

                      (ii) the Depositor,  the Paying Agent, the Registrar and
         the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

                      (iii) to the extent that the  provisions of this Section
         3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

                      (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

         (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

         (c) If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Certificate Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

         Section 4.01.  [Omitted].

         Section 4.02.  [Omitted].

         Section 4.03. Reports to Certificateholders. (a) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder and the Class 2-A3 Certificate Insurer a written report setting forth the following information, by Mortgage Pool and Certificate Group, which information the Trustee will determine on the basis of, with respect to the Mortgage Loans, data which the Servicer will provide to the Trustee or its designee prior to the Remittance Date:

                      (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (and in respect of any Component), other than any Class of Notional Certificates (or any Notional Component), allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal in each Mortgage Pool;

                      (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Amount of any Class of Accrual Certificates;

                      (iii) the amount, if any, of any distribution to the Holder of the Residual Certificates;

                      (iv) the aggregate amount of any Advances in respect of the Mortgage Loans in each Mortgage Pool made by or on behalf of the Servicer (or the Trustee) included in the amounts actually distributed to the Certificateholders;

                      (v) the aggregate Scheduled Principal Balance of the Mortgage Loans in each Mortgage Pool as of the close of business on the last day of the related Due Period, after giving effect to payments allocated to principal reported under clause (i) above;

                      (vi)  the  Class   Certificate   Principal   Amount  (or
         Aggregate Notional Amount) of each Class of Certificates as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above (and to the addition of any Accrual Amount in the case of any Class of Accrual Certificates), separately identifying any reduction of any of the foregoing Certificate Principal Amounts due to Realized Losses:

                      (vii) any Realized Losses realized with respect to the Mortgage Loans (x) in the related Prepayment Period and (y) in the aggregate since the Cut-off Date, stating separately the amount of Special Hazard Losses, Fraud Losses and Bankruptcy Losses and the aggregate amount of such Realized Losses, and the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount;

                      (viii) the amount of the Servicing Fees paid during the Due Period to which such distribution relates;

                      (ix) the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Trustee by the Servicer, (a) remaining outstanding (b) delinquent one month, (c) delinquent two months, (d) delinquent three or more months, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

                      (x) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

                      (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

                      (xii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

                      (xiii) the aggregate outstanding Interest Shortfalls and Net Prepayment Interest Shortfalls, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                      (xiv) the Certificate Interest Rate applicable to such Distribution Date with respect to each Class of Certificates;

                      (xv) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed);

                      (xvi) any other "loan-level" information for any Mortgage Loans that are delinquent three or more months and any REO Property held by the Trust that is reported by the Servicer to the Trustee;

                      (xvii)  The  Purchase   Price  of  any   Mortgage   Loan
         repurchased pursuant to Section 2.05; and

                      (xviii)  any  Insured   Payments   made  in  respect  of
         Guaranteed Distributions paid under the Class 2-A4 Certificate Insurance Policy.

         In the case of information furnished pursuant to subclauses (i), (ii) and (viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

         On each Distribution Date, the Trustee shall also deliver or cause to be delivered by first class mail to the Depositor a copy of the above-described written report, to the following address: Mortgage Finance Group, Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Joseph J. Kelly, Vice President, or to such other address as the Depositor may designate.

         (b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, the Trustee shall, to the extent that such information has been provided to the Trustee by the Servicer, provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer under the Seller's Warrants and Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer and provide), to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Trustee shall be entitled to be reimbursed by such Certificateholder for such Trustee's actual expenses incurred in providing such reports and access.

         (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a
Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund.

         (d) Not later than two days following each Distribution Date, the Trustee shall deliver to the Persons designated by the Depositor, in the format provided by the Servicer, "loan level" information with respect to the Mortgage Loans as of the related Determination Date, to the extent that such information has been provided in electronic format to the Trustee by the Servicer.

         Section 4.04. Certificate Account. (a) The Trustee shall establish and maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders and the Class 2-A3 Certificate Insurer until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

         (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Servicer to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

                      (i) to withdraw amounts deposited in the Certificate Account in error;

                      (ii) to pay itself any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payment to itself and others pursuant to any provision of this Agreement;

                      (iii) to make distributions to the Certificateholders and the Class 2-A3 Certificate Insurer pursuant to Article V; and

                      (iv) to clear and terminate the Certificate Account pursuant to Section 7.02.

         (c) The Trustee may invest, or cause to be invested, funds held in the Certificate Account in Eligible Investments (which may be obligations of the Trustee). All such investments must mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds immediately as realized.

         Section 4.05.  Determination of LIBOR.   [RESERVED]

         Section 4.06. The Class 2-A3 Reserve Fund. (a) The Trustee shall establish and maintain the Class 2-A3 Reserve Fund, which shall be an interest-bearing Eligible Account into which there shall have been deposited the amount of $2,000 on the Closing Date. No additional funds will be deposited in the Class 2-A3 Reserve Fund after the Closing Date. All funds deposited in the Class 2-A3 Reserve Fund, other than investment earnings thereon which shall be released by the Trustee to the Depositor, shall be held in trust for the benefit of the Holders of the Class 2-A3 Certificates until withdrawn in accordance with Section 5.02(d). The Class 2-A3 Reserve Fund shall be an "outside reserve fund" under the REMIC Provisions. Lehman Brothers Inc. will be the beneficial owner of the Class 2-A3 Reserve Fund for federal and state income tax purposes. The Trustee, upon the instructions of the Depositor, may invest, or cause to be invested, funds in the Class 2-A4 Reserve Fund in Eligible Investments (which may be the obligation of the Trustee).

         (b) The Trustee shall from time to time make withdrawals from the Class 2-A3 Reserve Fund on behalf of the Trust Fund for the following purposes:

                      (i) prior to each Distribution Date, to withdraw from the Class 2-A3 Reserve Fund an amount equal to the lesser of (a) any Net Prepayment Interest Shortfalls for Pool 2 allocable to the Class 2-A3 Certificates for the related Distribution Date, and (b) the amount on deposit in the Class 2-A3 Reserve Fund, and remit such amount to the Certificate Account for distribution to the Class 2-A3 Certificateholders on such Distribution Date; and

                      (ii) on the earlier of (a) the Distribution Date on which the Class Certificate Principal Amount of the Class 2-A3 Certificates is reduced to zero and (b) the termination of this Agreement pursuant to Section 7.01, to clear and terminate the Class 2-A3 Reserve Fund and to pay all amounts on deposit therein to Lehman Brothers Inc. at the address supplied by it to the Trustee for such purpose.

                                   ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

         Section 5.01. Distributions Generally. (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least three Business Days prior to the related Distribution Date by (x) any Certificateholder owning the entire interest in the Class 2-A4, Class 1-B1, Class 1-B2 or Class 1-B3 Certificates, (y) any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $2,500,000, (or, in the case of the Class AX Certificates, a Percentage Interest of not less than 50%) by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, the Residual Certificates will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificates will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee or at the office of the Trustee's New York presenting agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day. Payments to the Class 2-A3 Certificate Insurer shall in all cases be made by wire transfer of immediately available funds.

         (b)  All   distributions   or   allocations   made  with  respect  to
Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Certificate Principal Amounts (or initial Notional Amounts).

         Section 5.02. Distributions from the Certificate Account. (a) On each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Available Distribution Amount with respect to each Mortgage Pool, and shall distribute such amount to the Class 2-A3 Certificate Insurer in payment of the Aggregate Class 2-A3 Certificate Insurance Premium and to the Holders of record of each Class of Certificates in the related Certificate Group in the following order of priority:

                      (i) from the Available Distribution Amount for Pool 2, to the Class 2-A3 Certificate Insurer, the Aggregate Class 2-A3 Certificate Insurance Premium;

                      (ii) from the Available Distribution Amount for the related Mortgage Pool, to each Class of Senior Certificates (or Component thereof) in the related Certificate Group (other than any Class of Principal Only Certificates or Component thereof), the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's or Component's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes or Components in proportion to the amount of Accrued Certificate Interest (as so reduced) that would otherwise be distributable thereon; provided, further, that on each Distribution Date through the Class 2-A2 Accretion Termination Date, such amounts otherwise distributable with respect to the Class 2-A2 Certificates shall not be distributed under this priority (ii), but shall instead be added to the Class Certificate Principal Amount thereof and distributed in accordance with subparagraph d(i) below; and provided further, on each Distribution Date through the Class 2-A5 Accretion Termination Date, such amounts otherwise distributable with respect to the Class 2-A5 Certificates will not be distributed under this priority (ii), but will instead be added to the Class Certificate Principal Amount thereof and distributed in accordance with subparagraph (d)(ii) below.

                      (iii) from the remaining Available Distribution Amount for the related Mortgage Pool, to each Class of Senior Certificates (or Component thereof) in the related Certificate Group (other than any Class of Principal Only Certificates), any related Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes or Components in proportion to the Interest Shortfall for each such Class or Component on such Distribution Date; provided, further, that through the Class 2-A2 Accretion Termination Date, in the case of the Class 2-A2 Certificate, or the Class 2-A5 Accretion Termination, in the case of the Class 2-A5 Certificate, such amounts with respect to such Certificates will not be distributed to either such Class under this priority (iii), but will instead be added to the Class Certificate Principal Amounts of such Class and distributed in accordance with subparagraphs (d)(i) and (d)(ii) below.

                      (iv) from the remaining Available Distribution Amount for the related Mortgage Pool, to the Senior Certificates of each Certificate Group, as follows:

                           (A) to the  payment  of  principal  on the  Group 1
                  Senior Certificates (other than the Notional Certificates or the Components thereof), in reduction of their respective Class Certificate Principal Amounts (or Component Principal Amounts), concurrently, as follows:

                                    (1) to the  Class  1-A  Certificates,  the
                           Senior Principal Distribution Amount for Pool 1 for such Distribution Date until the Class Certificate Principal Amount thereof has been reduced to zero; and

                                    (2) to the AP(1) Component of the Class AP
                           Certificates, the AP Principal Distribution Amount for Pool 1 for such Distribution Date, until the Component Principal Amount thereof has been reduced to zero; and

                           (B) to the  payment  of  principal  on the  Group 2
                  Senior Certificates (other than the Notional Certificates or the Components thereof), in reduction of their Class Certificate Principal Amounts (or Component Principal Amounts), concurrently as follows:

                                    (1) to the  Group  2  Senior  Certificates
                           (other than the AX(2) Component and the AP(2) Component) in the following order of priority:

                                            (x)    to    the    Class     2-A7
                                    Certificates,  the lesser of (i) the Class
                                    2-A7 Priority Amount for such Distribution
                                    Date   and  (ii)   98.6%  of  the   Senior
                                    Principal  Distribution Amount for Group 2
                                    until  the  Class  Certificate   Principal
                                    Amount thereof has been reduced to zero;

                                            (y)  to   the   Group   2   Senior
                                    Certificates   (other   than   the   AX(2)
                                    Component   and  the   AP(2)   Component),
                                    concurrently as follows:

                                    (I) to the Class  2-A2,  Class  A3,  Class
                           2-A4, Class 2-A6 and Class 2-A8 Certificates, 53.6931607462% of the Senior Principal Distribution Amount for Group 2 for such Distribution Date (after application of priority (iv)(B)(1)(x)), in the following order of priority:

                                            (a)  if  such   Distribution  Date
                                    occurs on or after the  Distribution  Date
                                    in  March   2002,   to  the   Class   2-A3
                                    Certificates and Class 2-A4  Certificates,
                                    pro rata in proportion to their respective
                                    Class   Certificate    Principal   Amounts
                                    outstanding,    an    amount    on    each
                                    Distribution Date up to $21,589.10, until the Class Certificate Principal Amounts of each such Class has been reduced to zero;

                                            (b)    to    the    Class     2-A8
                                    Certificates,    58.0611936524%   of   the
                                    remaining  Senior  Principal  Distribution
                                    Amount for Group 2 (after  application  of
                                    the           priorities           through
                                    (iv)(B)(1)(y)(I)(a)),   until   the  Class
                                    Certificate Principal Amount thereof has been reduced to zero;

                                            (c) to the  Class  2-A2 and  Class
                                    2-A6  Certificates,  the remaining  Senior
                                    Principal  Distribution Amount for Group 2
                                    (after   application   of  the  priorities
                                    through    (iv)(B)(I)(y)(1)(b))   in   the
                                    following order of priority:

                                    (i)    to  the  Class 2-A6   Certificates,
                                    up to an amount necessary to reduce the Class Certificate Principal Amount thereof to its TAC Amount for such Distribution Date;

                                    (ii)  to  the  Class 2-A2    Certificates,
                                    until  the  Class  Certificate   Principal
                                    Amount thereof has been reduced to zero;

                                    (iii)  to  the  Class  2-A6   Certificates
                                    without regard to its TAC Amount, until the Class Certificate Principal Amount thereof has been reduced to zero; and

                                    (d) to  the  Class  2-A3  and  Class  2-A4
                           Certificates, pro rata in proportion to their respective Class Certificate Principal Amounts outstanding, until the Class Certificate Principal Amount of each such Class has been reduced to zero; and

                           (II) to the Class  2-Al,  Class  2-A5,  Class R and
                  Class 2-A7 Certificates, sequentially, in that order, the remaining Senior Principal Distribution Amount for Group 2 until the Class Certificate Principal Amount of each such Class has been reduced to zero; and

                           (2) to the AP(2) Component of the Class AP Certificates, the AP Principal Distribution Amount for such Distribution Date, until the Component Principal Amount thereof has been reduced to zero;

                      (v) to the AP(1) Component and AP(2) Component of the Class AP Certificates, to the extent of the remaining Available Distribution Amount for Group 1 (in the case of the AP(1) Component) and Group 2 (in the case of the AP(2) Component), concurrently as follows:

                           (A) to the AP(1) Component of the Class AP Certificates, from the Available Distribution Amount for Pool 1 for such Distribution Date, the AP(1) Deferred Amount for such Distribution Date, until the Component Principal Amount thereof has been reduced to zero; provided, that distributions pursuant to this priority (v) (A) shall not exceed the Subordinate Principal Distribution Amount for Group 1 for such Distribution Date, and such distributions shall not reduce the Component Principal Amount of such AP(1) Component;

                           (B) to the AP(2) Component of the Class AP Certificates, from the Available Distribution Amount for Pool 2 for such Distribution Date, the AP(2) Deferred Amount for such Distribution Date, until the Component Principal Amount thereof has been reduced to zero; provided, that distributions pursuant to this priority (v)(B) shall not exceed the Subordinate Principal Distribution Amount for Group 2 for such Distribution Date, and such distributions shall not reduce the Component Principal Amount of such AP(2) Component; and

                      (vi) to the Class 2-A3 Certificate Insurer, payment of any unreimbursed Insured Payments, plus all amounts due to the Class 2-A3 Certificate Insurer under the Insurance Agreement, together with interest thereon at the rate specified in the Insurance Agreement (collectively, the "Reimbursement Amounts"); and

                      (vii) from the remaining Available Distribution Amount for the related Mortgage Pool, to the Subordinate Certificates of each Certificate Group, as follows:

                           (A) to the Class 1-B1 and Class 2-B1  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                           (B) to the Class 1-B1 and Class 2-B1  Certificates,
                  any Interest  Shortfall for such Class on such  Distribution
                  Date;

                           (C) to the Class 1-B1 and Class 2-B1  Certificates,
                  in reduction of their respective Class Certificate Principal Amounts, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Class Certificate
                  Principal Amount of each such Class has been reduced to zero;

                           (D) to the Class 1-B2 and Class 2-B2  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                           (E) to the Class 1-B2 and Class 2-B2  Certificates,
                  any Interest  Shortfall for such Class on such  Distribution
                  Date;

                           (F) to the Class 1-B2 and Class 2-B2  Certificates,
                  in reduction of the their respective Class Certificate Principal Amounts, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Class Certificate Principal Amount of each such Class has been reduced to zero;

                           (G) to the Class 1-B3 and Class 2-B3  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                           (H) to the Class 1-B2 and Class 2-B3  Certificates,
                  any Interest  Shortfall for such Class on such  Distribution
                  Date;

                           (I) to the Class 1-B3 and Class 2-B3  Certificates,
                  in reduction of their respective Class Certificate Principal Amounts, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Class Certificate
                  Principal Amount of each such Class has been reduced to zero;

                           (J) to the Class 1-B4 and Class 2-B4  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                           (K) to the Class 1-B4 and Class 2-B4  Certificates,
                  any Interest  Shortfall for such Class on such  Distribution
                  Date;

                           (L) to the Class 1-B4 and Class 2-B4  Certificates,
                  in reduction of their respective Class Certificate Principal Amounts, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Class Certificate
                  Principal Amount of each such Class has been reduced to zero;

                           (M) to the Class 1-B5 and Class 2-B5  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                           (N) to the Class 1-B5 and Class 2-B5  Certificates,
                  any Interest  Shortfall for such Class on such  Distribution
                  Date;

                           (O) to the Class 1-B5 and Class 2-B5  Certificates,
                  in reduction of their respective Class Certificate Principal Amounts, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Class Certificate
                  Principal Amount of each such Class has been reduced to zero;

                           (P) to the Class 1-B6 and Class 2-B6  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                           (Q) to the Class 1-B6 and Class 2-B6  Certificates,
                  any Interest Shortfall for such Class on such Distribution Date; and

                           (R) to the Class 1-B6 and Class 2-B6  Certificates,
                  in reduction of their respective Class Certificate Principal Amounts, such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Class Certificate
                  Principal Amount of each such Class has been reduced to zero.

         (b) If on any Distribution Date (i) the aggregate Class Certificate Principal Amounts of the Subordinate Certificates of a Certificate Group have been reduced to zero, the Available Distribution Amount with respect to the related Mortgage Pool remaining after distribution of interest to the related Senior Certificates on such date shall be distributed among the related Classes of Senior Certificates pro rata, on the basis of their respective Class Certificate Principal Amounts immediately prior to such Distribution
Date, regardless of the priorities and amounts set forth in Sections 5.02(a)(iv)(A) and (B).

         (c) (i) If on any Distribution Date the Credit Support Percentage for the Class 1-B1 or Class 2-B1 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses
(ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B2, Class B3, Class B4, Class B5 or Class B6 Certificates in the related Certificate Group on such Distribution Date.
(ii) If on any Distribution Date the Credit Support Percentage for the Class 1-B2 and Class 2-B2 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in
Section  5.02(a),  no  distribution  of amounts  described in clauses (ii) and
(iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B3, Class B4, Class B5 or Class B6 Certificates in the related Certificate Group on such Distribution Date. (iii) If on any Distribution Date the Credit Support Percentage for the Class 1-B3 and Class 2-B3 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B4, Class B5 or Class B6 Certificates in the related Certificate Group on such Distribution Date. (iv) If on any Distribution Date the Credit Support Percentage for the Class 1-B4 and Class 2-B4 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B5 or Class B6 Certificates in the related Certificate Group on such Distribution Date. (v) If on any Distribution Date the Credit Support Percentage for the Class 1-B5 or Class 2-B5 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B6 Certificates in the related Certificate Group on such Distribution Date.

         Any amount not distributed in respect of any Class of Subordinate Certificates on any Distribution Date pursuant to the immediately preceding paragraph will be allocated among the remaining Classes or Components of the related Certificate Group in proportion to their respective Class Certificate Principal Amounts, as applicable.

         (d)(i) On each Distribution Date through the Class 2-A2 Accretion Termination Date, before distribution of any amounts pursuant to priority
(iv)(B)(1)(y)(I)(c) above, an amount equal to the Class 2-A2 Accrual Amount for such Distribution Date will be distributed in the following order of priority:

                  first, to the Class 2-A6 Certificates, in an amount necessary to reduce the Class Certificate Principal Amount thereof to its TAC Amount for such Distribution Date, until the Class Certificate Principal Amount thereof has been reduced to zero; and

                  second, to the Class 2-A2 Certificates,  in reduction of the
         Class   Certificate   Principal  Amount  thereof,   until  the  Class
         Certificate Principal Amount thereof has been reduced to zero.

         On each Distribution Date after the Class 2-A2 Accretion Termination Date, the Accrued Certificate Interest allocable to the Class 2-A2 Certificates pursuant to priorities (ii) and (iii) above will be distributable as interest thereon and not be added to the Class Certificate Principal Amount thereof.

         (d)(ii) On each Distribution Date through the Class 2-A5 Accretion Termination Date, before distribution of any amounts pursuant to priority
(iv)(B)(1)(y)(II) above, an amount equal to the Class 2-A5 Accrual Amount for such date will be distributed in the following order of priority:

                  first, to the Class 2-A1  Certificates,  in reduction of the
         Class   Certificate   Principal  Amount  thereof,   until  the  Class
         Certificate Principal Amount thereof has been reduced to zero; and

                  second, to the Class 2-A5 Certificates,  in reduction of the
         Class   Certificate   Principal  Amount  thereof,   until  the  Class
         Certificate Principal Amount thereof has been reduced to zero.

         On each Distribution Date after the Class 2-A5 Accretion Termination Date, Accrued Certificate Interest allocable to the Class 2-A5 Certificates pursuant to priorities (ii) and (iii) above will be distributable as interest thereon and will not be added to the Class Certificate Principal Amount thereof.

         (e) On each Distribution Date, the Trustee shall distribute the amount withdrawn from the Class 2-A3 Reserve Fund with respect to such Distribution Date pursuant to Section 4.06, to the extent of funds on deposit in the Class 2-A3 Reserve Fund, and shall apply such funds to distributions on the Class 2-A3 Certificates, as interest thereon, in the amount of any Net Prepayment Interest Shortfalls for Pool 2 with respect to such Distribution Date.

         (f) On each Distribution Date, the Trustee shall distribute to the Holder of the Class R Certificate any amounts remaining in the Upper Tier REMIC for such Distribution Date after application of all amounts described in paragraph (a) of this Section 5.02. Any distribution pursuant to this paragraph (f) should not reduce the Class Certificate Principal Amount of the Class R Certificate.

         Section 5.03. Allocation of Realized Losses. (a) On any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in either Mortgage Pool shall be allocated as follows:

                      (i) The applicable AP Percentage of the principal portion of any such Realized Loss in Pool 1 shall be allocated to the AP(1) Component and the principal portion of any Realized Loss in Pool 2 shall be allocated to the AP(2) Component until their respective Component Principal Amounts have been reduced to zero; and

                      (ii) The applicable Non-AP Percentage of the principal portion of any such Realized Loss from either Mortgage Pool shall be allocated in the following order of priority:

                           first, to the Class  Certificate  Principal Amounts
                  of the Class B-6 Certificates of the related Certificates Group, until the Class Certificate Principal Amount of each such Class has been reduced to zero;

                           second, to the Class Certificate  Principal Amounts
                  of the Class B5 Certificates of the related Certificate Group, as applicable, until the Class Certificate Principal Amount of each such Class has been reduced to zero;

                           third, to the Class  Certificate  Principal Amounts
                  of the Class B4 Certificates of the related Certificate Group, until the Class Certificate Principal Amount of each such Class has been reduced to zero;

                           fourth, to the Class Certificate  Principal Amounts
                  of the Class B3 Certificates of the related Certificate Group, until the Class Certificate Principal Amount of each such Class has been reduced to zero;

                           fifth, to the Class  Certificate  Principal Amounts
                  of the Class B2 Certificates of the related Certificate Group, until the Class Certificate Principal Amount of each such Class has been reduced to zero;

                           sixth, to the Class  Certificate  Principal Amounts
                  of the Class B1 Certificates of the related Certificate Group, until the Class Certificate Principal Amount of each such Class has been reduced to zero; and

                           seventh,  to the Classes of Senior  Certificates of
                  the related  Certificate  Group pro rata, in accordance with their Class Certificate Principal Amounts (or Component Principal Amounts); provided, however, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 5.03(c)) on the basis of the lesser of (x) the Class Certificate Principal Amount (or Component Principal Amount) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Amount (or Component Principal Amount) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

         (b) With respect to any Distribution Date, the principal portion of any Excess Loss in respect of a Mortgage Loan in either Mortgage Pool shall be allocated as follows: (1) the AP Percentage of any such loss shall be allocated to the AP(1) Component and AP(2) Component, as applicable, and (2) the Non-AP Percentage of any such loss shall be allocated among the Classes of the related Certificate Group, other than the Class AP Certificates, pro rata, based on the respective Class Certificate Principal Amounts thereof; provided, however, that any such loss allocated to any Class of Accrual Certificates shall be allocated (subject to Section 5.03(c)) on the basis of the lesser of
(x) the Class Principal Amount thereof immediately prior to the applicable Distribution Date and (y) the Class Principal Amount thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

         (c) Any Realized Losses allocated to a Class of Certificates pursuant to Section 5.03(a) or (b) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Amounts. Any allocation of Realized Losses pursuant to this paragraph (c) shall be accomplished by reducing the Certificate Principal Amount of the related Certificates on the related Distribution Date in accordance with Section 5.03(d).

         (d) Realized Losses allocated in accordance with this Section 5.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the AP(1) Component and the AP(2) Component on such Distribution Date will be taken into account in determining distributions in respect of any AP(1) Deferred Amount or AP(2) Deferred Amount, as applicable for such date.

         (e) On each Distribution Date, the Subordinate Certificate Writedown Amount for such date shall effect a corresponding reduction in the Certificate Principal Amount of the lowest ranking Class of outstanding Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

         (f) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates and, if applicable, to one or more Components, each outstanding Class or Component to which any portion of such Realized Loss had previously been allocated shall be entitled to receive, on the Distribution Date in the month following the month in which such recovery is received, its pro rata share (based on the Class Certificate Principal Amount or Component Principal Amount thereof) of such recovery, up to the amount of the portion of such Realized Loss previously allocated to such Class. A Class of Certificates that is no longer outstanding shall not be entitled to any share of such recovery. In the event that the total amount of such recovery exceeds the amount of such recovery allocated to the outstanding Classes in accordance with the preceding provisions, each outstanding Class of Certificates or Component shall be entitled to receive its pro rata share of the amount of such excess, up to the amount of any unrecovered Realized Loss previously allocated to such Class. Any such recovery allocated to a Class of Certificates shall not further reduce the Certificate Principal Amount of such Certificate. Any such amounts not otherwise allocated to any Class of Certificates pursuant to this subsection shall be treated as Principal Prepayments for purposes of this Agreement.

         Section 5.04. Trustee Advances. In the event that the Servicer fails for any reason to make an Advance required to be made by it pursuant to the Seller's Warranties and Servicing Agreement on or before the Remittance Date, the Trustee shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Servicer. In no event will the Trustee be required to make an Advance of the Retained Yield.

         Section 5.05.  Distributions of Principal on Redemption Certificates.
(a) Except as provided in subclauses (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Certificate Principal Amount of a Class of Redemption Certificates are made, such distributions will be made in the following order of priority:

                      (i) any request by the personal representative of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common or other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and

                      (ii) any request by a Living Holder, in an amount up to but not exceeding $10,000 per request.

         Thereafter, distributions will be made as provided in clauses (i) and
(ii) above up to a second $100,000 and $10,000 per request, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of a Class of Redemption Certificates until all such requests have been honored.

         Requests for distributions in reduction of the Certificate Principal Amounts of Redemption Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by the Clearing Agency. Requests for distributions in reduction of the Certificate Principal Amounts of Redemption Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of priority established by the random lot procedures of the Clearing Agency after all requests with respect to such Class presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Class Certificate Principal Amount of a Class of Redemption Certificates with respect to any Distribution Date shall be made in accordance with Section 5.05(c) below and must be received by the Clearing Agency and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the Clearing Agency and forwarded to the Trustee after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Class Certificate Principal Amount of the applicable Class of Redemption Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in
Section 5.05(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Redemption Certificate, all in accordance with the procedures of the Clearing Agency and the Trustee. Upon the transfer of beneficial ownership of any Redemption Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Clearing Agency.

         Distributions in reduction of the Certificate Principal Amounts of Redemption Certificates will be applied, in the aggregate, to such Certificates in an amount equal to the portion of the Available Distribution Amount distributable to the Redemption Certificates pursuant to Section 5.02(a)(iv), plus any amounts available for distribution from the applicable Rounding Account pursuant to Section 5.05(e), provided that the aggregate distribution in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates on any Distribution Date is made in an integral multiple of $1,000.

         (b) A "Deceased Holder" is a Certificate Owner of a Redemption Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other Person empowered to act on behalf of such Certificate Owner upon his or her death, causes to be furnished to the Trustee a certified copy of the death certificate of such Certificate Owner and any additional evidence of death required by and satisfactory to the Trustee and any tax waivers requested by the Trustee. Redemption Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and any Redemption Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates, subject to the limitations stated above. Redemption Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Redemption Certificates greater than the number of
Individual Redemption Certificates of which such trust is the beneficial owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Redemption Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy that is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Redemption Certificates will be deemed to be the death of the Certificate Owner of such Redemption Certificates regardless of the registration of ownership of such Redemption Certificates, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Redemption Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Amounts of the Redemption Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.05(a) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in
Section 5.05(a).

         (c) Requests for distributions in reduction of the Certificate Principal Amount of a Redemption Certificate must be made by delivering a written request therefor to the Clearing Agency Participant or Financial Intermediary that maintains the account evidencing the Certificate Owner's interest in such Redemption Certificate. Such Clearing Agency Participant or Financial Intermediary should in turn make the request of the Clearing Agency (or, in the case of an Financial Intermediary, such Financial Intermediary should notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) on a form required by the Clearing Agency and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trustee. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. The Trustee shall not be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Financial Intermediary.

                  In the event that any requests for distributions in reduction of the Certificate Principal Amount of Redemption Certificates are rejected by the Trustee for failure to comply with the requirements of this
Section 5.05, the Trustee shall return such requests to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

                  The Trustee shall maintain a list of those Clearing Agency Participants representing the Certificate Owners of Redemption Certificates that have submitted requests for distributions in reduction of the Certificate Principal Amount of such Redemption Certificates, together with the order of receipt and the amounts of such requests. The Trustee shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.05. The exact procedures to be followed by the Trustee and the Clearing Agency for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or the Clearing Agency, as the case may be. The decisions of the Trustee and the Clearing Agency concerning such matters shall be final and binding on all affected Persons.

                  Payments in reduction of the Certificate Principal Amounts of Redemption Certificates shall be made on the applicable Distribution Date and the Certificate Balances as to which such payments are made shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

                  Any Certificate Owner of a Redemption Certificate that has requested a distribution may withdraw its request by so notifying in writing the Clearing Agency Participant or Financial Intermediary that maintains such Certificate Owner's account. In the event that such account is maintained by a Financial Intermediary, such Financial Intermediary should notify the related Clearing Agency Participant which in turn should forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Amount of such Redemption Certificate on such Distribution Date.

         (d) To the extent, if any, that amounts available for distribution in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates on a Distribution Date exceed the dollar amount of requests for distributions with respect to such Class that have been received by the related Record Date, as provided in Section 5.05(c) above, distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates will be made by mandatory distributions in reduction thereof. The Trustee shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Financial Intermediary, will then select, in accordance with its own procedures, Individual Redemption
Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Financial Intermediary by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Financial Intermediaries that hold Redemption Certificates selected for mandatory distributions in reduction of the Class Certificate Principal Amount thereof should provide notice of such mandatory distributions to the affected Certificate Owners.

         (e) On the Closing Date, a Rounding Account shall be established with the Trustee for each Class of Redemption Certificates, and Lehman Brothers Inc. shall cause to be initially deposited the sum of $999.99 in each Rounding Account. On each Distribution Date on which a distribution is made in reduction of the Class Certificate Principal Amount of a Class of Redemption Certificates, funds on deposit in the applicable Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Certificate Principal Amount to be made on such Redemption Certificates. Rounding of such distribution on such Redemption Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the applicable Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates are to be made, the aggregate amount of such distributions allocable to such Class of Redemption Certificates shall be applied first to repay any funds withdrawn from the applicable Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the Class Certificate Principal Amount of such Class of
Redemption Certificates; this process shall continue on succeeding Distribution Dates until the Class Certificate Principal Amount of such Class of Redemption Certificates has been reduced to zero. Each Rounding Account shall be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for all federal income tax purposes by Lehman Brothers Inc. Lehman Brothers Inc. will report all income, gain, deduction or loss with respect thereto. The Trustee, upon the instructions of the Depositor, may invest, or cause to be invested funds in the Class 2-A3 Reserve Fund in Eligible Investments (which may be obligations of the Trustee). The Trustee shall distribute interest earnings, if any, on amounts held in any Rounding Account as such interest is earned pursuant to written instructions from Lehman Brothers Inc. to the Trustee.

         Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates will reduce the Class Certificate Principal Amount thereof to zero or in the event that distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates are made in accordance with the provisions set forth in Section 5.05(f), an amount equal to the difference between $999.99 and the sum then held in the applicable Rounding Account shall be paid from the Available Distribution Amount for such Distribution Date to such Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to Lehman Brothers Inc.

         (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on or after the Credit Support Depletion Date, all distributions in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates will be made among the Holders of such Class of Certificates, pro rata, based on their Certificate Principal Amounts, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

         (g) In the event that Definitive Certificates representing any Class of Redemption Certificates are issued pursuant to Section 3.09(c), all requests for distributions or withdrawals of such requests relating to such Class must be submitted to the Trustee, and the Trustee shall perform the functions described in Section 5.05(a) through (c) using its own procedures, which procedures shall, to the extent practicable, be consistent with the procedures described in Section 5.05(a) through (c).

         Section 5.06. The Class 2-A3 Certificate Insurance Policy. (a) If, on the second Business Day before any Distribution Date, the Trustee determines that an Insured Payment is required to be made by the Certificate Insurer on such Distribution Date, the Trustee shall determine the amount of any such Insured Payment and shall give notice to the Class 2-A3 Certificate Insurer by completing a Notice of Nonpayment in the form of Exhibit A to the Certificate Insurance Policy and submitting such Notice of Nonpayment by 12:00 noon, New York City time on such second Business Day as a claim for an Insured Payment. The Trustee's responsibility for delivering a Notice of Nonpayment to the Class 2-A3 Certificate Insurer, as provided in the preceding sentence, is limited to the availability, timeliness and accuracy of the information provided by the Servicer.

         (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class 2-A3 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify the Class 2-A3 Certificate Insurer, as appropriate, and the Fiscal Agent, if any, and (ii) comply with the provisions of the Class 2-A3 Certificate Insurance Policy to obtain payment by the Class 2-A3 Certificate Insurer of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class 2-A3 Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Class 2-A3 Certificate Insurance Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to the Class 2-A3 Certificate Insurer and the appropriate Fiscal Agent, if any, its records listing the payments on the affected Class 2-A3 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

         (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class 2-A3 Certificates (the "Class 2-A3 Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Class 2-A3 Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Class 2-A3 Certificate Insurance Policy into the Class 2-A3 Policy Payments Account and distribute such amount only for the purposes of making payments to Holders of the Class 2-A3 Certificates in respect of the Guaranteed Distributions (or other amounts payable pursuant to paragraph (b) above on the Class 2-A3 Certificates by the Class 2-A3 Certificate Insurer pursuant to the Class 2-A3 Certificate Insurance Policy) for which the related claim was made under the Policy. Such amounts shall be allocated by the Trustee to Holders of Class 2-A3 Certificates affected by such shortfalls in the same manner as principal and interest distributions are to be allocated with respect to such Certificates pursuant to Section 5.02. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Certificate Account. However, any payments made on the Class 2-A3 Certificates from funds in the Class 2-A3 Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Class 2-A3 Policy Payments Account shall not be invested by the Trustee.

         (d) Any funds received from the Class 2-A3 Certificate Insurer for deposit into the Class 2-A3 Policy Payments Account pursuant to the Class 2-A3 Certificate Insurance Policy in respect of a Distribution Date or otherwise as a result of any claim under such Class 2-A3 Certificate Insurance Policy shall be applied by the Trustee directly to the payment in full (i) of the Insured Payments due on such Distribution Date on the Class 2-A3 Certificates, or (ii) of other amounts to which payments under the Class 2-A3 Certificate Insurance Policy are to be applied. Funds received by the Trustee as a result of any claim under the Class 2-A3 Certificate Insurance Policy shall be used solely for payment to the Holders of the Class 2-A3 Certificates, respectively, and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee or the Trust Fund. Any funds remaining in the Class 2-A3 Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to the Class 2-A3 Certificate Insurer pursuant to the written instruction of the Class 2-A3 Certificate Insurer.

         (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by the Class 2-A3 Certificate Insurer and deposited into the Class 2-A3 Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class 2-A3 Certificates, (B) Realized Losses allocated to the Class 2-A3 Certificates, (C) Net Prepayment Interest Shortfalls allocated to the Class 2-A3 Certificates, and (D) payments in respect of Preference Amounts. The Class 2-A3 Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee. Any Insured Payments disbursed by the Trustee from proceeds of the Class 2-A3 Certificate Insurance Policy shall be considered payment by the Class 2-A3 Certificate Insurer and not by the Trust Fund with respect to the Class 2-A3 Certificates and the Class 2-A3 Certificates Insurer will be entitled to receive the related Reimbursement Amount pursuant to
Section 5.02(a)(vi.

         (f) The Trustee acknowledges, and each Holder of a Class 2-A3 Certificate by its acceptance of such Class 2-A3 Certificate agrees, that, without the need for any further action on the part of the Class 2-A3 Certificate Insurer or the Trustee, to the extent the Class 2-A3 Certificate Insurer makes Insured Payments, directly or indirectly, on account of principal of or interest on any Class 2-A3 Certificates, the Class 2-A3 Certificate Insurer will be fully subrogated to the rights of the Holders of such Class 2-A3 Certificates to receive the related Reimbursement Amount pursuant to Section 5.02(a)(vi). The Class 2-A3 Certificateholders, by acceptance of the Class 2-A3 Certificates, assign their rights as Holders of the Class 2-A3 Certificates to the extent of the Class 2-A3 Certificate
Insurer's interest with respect to amounts paid under the Class 2-A3 Certificate Insurance Policy. Each of the Depositor and Trustee agrees to such subrogation and, further agrees to execute such instruments and to take such actions as, in the sole judgment of the Class 2-A3 Certificate Insurer are necessary to evidence such subrogation and, subject to the priority of payment provisions of this Agreement, to perfect the rights of the Class 2-A3 Certificate Insurer to receive any moneys paid or payable in respect of the Class 2-A3 Certificates under this Agreement or otherwise. Anything herein to the contrary notwithstanding, solely for purposes of determining the Class 2-A3 Certificate Insurer's rights as subrogee for payments distributable pursuant to Section 5.02, any payment with respect to distributions to the Class 2-A3 Certificates that is made with funds received pursuant to the terms of the Class 2-A3 Certificate Insurance Policy shall not be considered payment of the Class 2-A3 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Principal Amount of the Class 2-A3 Certificates or Accrued Certificate Interest thereon, within the meaning of Article V.

         (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify the Class 2-A3 Certificate Insurer of such Event of Default.

         (h) The Trustee shall promptly notify the Class 2-A3 Certificate Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class 2-A3 Certificates. Each Holder of a Class 2-A3 Certificate, by its purchase of Class 2-A3 Certificates, and the Trustee hereby agree that the Class 2-A3 Certificate Insurer (so long as no the Class 2-A3 Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Class 2-A3 Certificate Insurer shall be subrogated to the rights of the Trustee and each Holder of a Class 2-A3 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         (i) The Trustee shall surrender the Class 2-A3 Certificate Insurance Policy to the Class 2-A3 Certificate Insurer for cancellation upon the termination of the Trust Fund pursuant to Section 7.01 hereof.

                                  ARTICLE VI

                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

         Section 6.01. Duties of Trustee. (a) The Trustee, except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Servicer, in which case it shall use the same degree of care and skill as the Servicer under the Seller's Warranties and Servicing Agreement.

         The Trustee may appoint a custodian to maintain custody of the Mortgage Loans and to perform certain administrative functions on behalf of the Trustee, to the extent provided herein. The reasonable compensation of any such custodian shall be paid by the Trustee, and shall be reimbursable to the Trustee from the Certificate Account.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, to the Trustee pursuant to this Agreement.

         (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) The  Trustee  shall not be  personally  liable  with
         respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.19 hereof;

                      (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Servicer (i) to remit funds (or to make Servicing Advances) or (ii) to furnish information to the Trustee when required to do so by the Seller's Warranties and Servicing Agreement) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

                      (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                      (iv) The Trustee shall not be responsible for any act or omission of the Servicer.

         (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

         (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         (f) As assignee of the rights and delegee of the obligations of the Depositor under the Mortgage Loan Sale and Assignment Agreement and the Seller's Warranties and Servicing Agreement, the Trustee shall have the rights and obligations of the "Purchaser" under the Seller's Warranties and Servicing Agreement. Notwithstanding anything in the Seller's Warranties and Servicing Agreement, the Trustee shall:

                      (i) under Section 4.02 of the Seller's Warranties and Servicing Agreement, in any case in a Mortgaged Property has been determined to be contaminated by hazardous or toxic substances, direct the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure;

                      (ii) not consent under Section 9.04 of the Seller's Warranties and Servicing Agreement to any transfer or delegation by the Servicer of its rights or duties under the Seller's Warranties and Servicing Agreement to other than a subservicer unless the Servicer complies with the provisions of items (i) through (iv) of the last paragraph of such Section;

                      (iii) not terminate the rights of the Servicer under the Seller's Warranties and Servicing Agreement without cause under
         Section 11.02 of the Seller's Warranties and Servicing Agreement; and

                      (iv) not agree to any amendment of the Seller's Warranties and Servicing Agreement except pursuant to the same limitations and requirements as are applicable to amendments of this Agreement pursuant to Section 11.03 hereof.

         Section 6.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 6.01:

                      (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                      (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation; and

                      (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, which agents or attorneys shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment provided that the Trustee shall continue to be responsible for its duties and obligations hereunder.

         Section 6.03. Trustee Not Liable for Certificates. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Certificate Account or any other fund or account maintained with respect to the Certificates.

         Section 6.04. Trustee May Own Certificates. The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

         Section 6.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC and
(ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

         Section 6.06. Resignation and Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating (in the case of the Class 2-A3 Certificates, determined without regard to the Class 2-A3 Certificate Insurance Policy), then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         (c) The Holders of more than 50% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee so removed; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.07.

         Section 6.07. Successor Trustee. (a) Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the Depositor.

         Section 6.08. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

         Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian. (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances pursuant to Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

         (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                      (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

                      (iii)  no  trustee  or  custodian   hereunder  shall  be
         personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

                      (iv) the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

         (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

         (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

         Section 6.10. Authenticating Agents. (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

         Section 6.11. Indemnification of Trustee. The Trustee and its directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund, to the extent that indemnification is not provided by the Servicer pursuant to the Seller's Warranties and Servicing Agreement, for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                      (i) to the extent that the indemnification provisions of the Seller's Warranties and Servicing Agreement indemnify the Trustee, as assignee of the "Purchaser" thereunder, for such loss, liability or expense, the Trustee has first made reasonable efforts to enforce any applicable provisions in the Seller's Warranties and Servicing Agreement for indemnification or reimbursement of the Trustee (as "Purchaser") by the Servicer (it being understood and agreed that "reasonable efforts" shall, without limitation, (A) not require that the Trustee have brought suit against the Servicer to enforce such indemnification provisions before making a claim against the assets of the Trust Fund and (B) have been satisfied if the Trustee shall have made demand on the Servicer for such indemnification, but the Servicer is unable to satisfy such demand due to its insolvency);

                      (ii) with respect to any such claim, the Trustee shall have given the Depositor and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

                      (iii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

                      (iv)  notwithstanding  anything to the  contrary in this
         Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

         The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

         Section 6.12. Fees and Expenses of Trustee. The Trustee shall be entitled to receive, and is authorized to pay to itself, the amount of income or gain earned from the investment of funds in the Certificate Account. The Trustee shall be entitled to reimbursement of reasonable disbursements and expenses made or incurred by the Trustee in accordance with the provisions of this Agreement, but not for (i) any such expense, disbursement or advance as may arise from the Trustee's negligence or willful misconduct or (ii) any amount expressly required under this Agreement to be paid by the Trustee from its own funds.

         Section 6.13. Collection of Monies. Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Servicer, the Trustee shall request the Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

         Section 6.14. Trustee To Act; Appointment of Successor. (a) If an Event of Default shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by the Seller's Warranties and Servicing Agreement, the Trustee by notice in writing to the Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates, terminate all of the rights and obligations of the Servicer under the Seller's Warranties and Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer, and only in its capacity as Servicer under the Seller's Warranties and Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under the terms of the Seller's Warranties and Servicing Agreement; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.

         If any Event of Default shall occur, the Trustee shall promptly notify the Rating Agencies and the Class 2-A3 Certificate Insurer of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Servicer upon such Servicer's failure to remit funds on the Remittance Date.

         (b) On and after the time the Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to the applicable provision of the Seller's Warranties and Servicing Agreement, the Trustee, unless another servicer shall have been appointed, shall be the successor in all respects to the Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer under the Seller's Warranties and Servicing Agreement, including the obligation to make Advances pursuant to this Agreement, but in no event will the Trustee have the obligation to make Advances of the Retained Yield; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by the Seller's Warranties and Servicing Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Servicer prior to the issuance of any notice of termination. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Servicer under the Seller's Warranties and Servicing Agreement, including the applicable portion of the related Servicing Fee.

         (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicer or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor servicer as are set forth in the Seller's Warranties and Servicing Agreement, as the successor to such
Servicer in the assumption of all of the responsibilities, duties or liabilities of a servicer, like the Servicer. Any entity designated by the Trustee as a successor Servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Servicer. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the servicing functions and providing the Trustee and successor servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Servicer's functions hereunder and the transfer to the Trustee or such successor servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Servicer in the Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) to cooperate as required by the Seller's Warranties and Servicing Agreement, (iii) to deliver the Mortgage Loan data to the Trustee as required by the Seller's Warranties and Servicing Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         Section 6.15. Additional Remedies of Trustee Upon Event of Default. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders and the Class 2-A3 Certificate Insurer (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

         Section 6.16. Waiver of Defaults. 35% or more of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Servicer in the performance of its obligations under the Seller's Warranties and Servicing Agreement except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement, and, to the extent that such default related to the Servicer's obligation to make any Advance, the Trustee shall not be obligated to make such Advance, notwithstanding anything to the contrary in this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 6.17. Notification to Holders. Upon termination of the Servicer or appointment of a successor Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

         Section 6.18. Directions by Certificateholders and Duties of Trustee During Event of Default. Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of
Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

         Section 6.19. Action Upon Certain Failures of the Servicer and Upon Event of Default. In the event that the Trustee shall have actual knowledge of any action or inaction of the Servicer, which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Servicer or any other Event of Default unless notified thereof in writing by the Servicer or by a Certificateholder.

                                  ARTICLE VII

                           PURCHASE AND TERMINATION

                               OF THE TRUST FUND

         Section 7.01. Termination of Trust Fund Upon Repurchase or Liquidation of All Mortgage Loans. (a) The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02), shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b); provided, however, that in no event shall the Trust Fund created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

         (b) On any Distribution Date occurring after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans in either Mortgage Pool is less than 5% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans in such Pool, the Depositor will have the option to cause the sale of the Mortgage Loans, any REO property and any other property remaining in such Pool. The property of such Pool shall be sold at a price equal to: (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Due Period immediately preceding the related Distribution Date to the date of such repurchase, (ii) the fair market value of any REO Property and any other property held by such Pool, such fair market value to be determined by an appraiser or appraisers mutually agreed upon by the Servicer and the Trustee, (iii) any unreimbursed Advances made by the Servicer or the Trustee, including Servicing Advances, and (iv) in the case of the termination of Pool 2, any Reimbursement Amounts due to the Class 2-A3 Certificate Insurer. The termination of both Mortgage Pools pursuant to this Section 7.01(b) shall be deemed an adoption by the Trust Fund of a plan of complete liquidation pursuant to Section 7.03.

         Section 7.02. Procedure Upon Termination of Trust Fund. (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made with respect to the Certificate Group, shall be given promptly by the Trustee by first class mail to the applicable Certificateholders mailed no later than the later of five Business Days after the Trustee has received notice from the Depositor of its intent to exercise its right to cause the termination of a Mortgage Pool pursuant to Section 7.01(b) or the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of the Certificate Group will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon termination of both Mortgage Pools, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

         (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Mortgage Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

         Section 7.03. Additional Trust Fund Termination Requirements. (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or
(ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                      (i) Within 89 days prior to the time of the making of the final payment on the Certificates, the Trustee (upon notification by the Depositor that it intends to exercise its option to cause the termination of the Trust Fund) shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

                      (ii) The sale of the assets of the Trust Fund pursuant to Section 7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

                      (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

                      (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

         (b) By its acceptance of a Residual Certificate, each Holder thereof hereby (i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the related REMIC and (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of the related REMIC, which authorization shall be binding upon all successor Residual Certificateholders.

                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

         Section 8.01. Limitation on Rights of Holders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of Certificates of each Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 8.02. Access to List of Holders. (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

         (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

         (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar and the Trustee that neither the Depositor, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 8.03. Acts of Holders of Certificates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 9.01. Trustee To Retain Possession of Certain Documents. Until all amounts distributable in respect of the Certificates have been distributed in full, the Trustee (or its custodian) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement; provided, that documents relating to any Additional Collateral may be held by Custodian on behalf of the Trustee.

         Section 9.02. Preparation of Tax Returns and Other Reports. (a) The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon the information furnished by the Servicer or calculated by the Trustee in accordance with this Agreement pursuant to instructions given by the Depositor, and shall file federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund and shall forward copies to the Depositor of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and disseminate to Certificateholders Form 1099s (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

         (b) The Trustee shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form SS-4.

         (c) The Depositor will prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Trustee will prepare or cause to be prepared Forms 10-K and 10-Q (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law or regulation, and will file such reports electronically with the Securities and Exchange Commission (the "SEC"). The Trustee will sign each such report on behalf of the Trust Fund, and will forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Depositor agrees to use its best efforts to seek to terminate such filing obligation after the period during which such filings are required under the Securities Exchange Act of 1934.

         Section 9.03. Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for payment to the Trustee on the next Remittance Date, the Servicer will immediately notify the Trustee (or the Custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be remitted to the Trustee have been or will be so remitted) of a Servicing Officer and shall request the Trustee (or the Custodian) to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee (or the Custodian) shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Trustee authorizes the Servicer to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Certificate Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee (or the Custodian) shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee (or the Custodian) shall, upon request of the Servicer and delivery to the Trustee (or the Custodian) of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit C (or in the form acceptable to FNMA or FHLMC), release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or the Custodian) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, the trust receipt shall be released by the Trustee (or the Custodian) to the Servicer.

         (c) The Trustee covenants and agrees that it will comply with all relevant laws and regulations governing the custody, processing, release and delivery of the Mortgage Loan documents within its possession or control.

                                   ARTICLE X

                            REMIC ADMINISTRATION*

         Section 10.01. REMIC Administration. As set forth in the Preliminary Statement, the Trustee shall elect REMIC status in accordance with the REMIC Provisions with respect to each of the Lower Tier REMIC and the Upper Tier REMIC. The Trustee shall make such elections on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of such elections, the Class LT1 Interest and the Class LT2 Interest are designated as regular interests in the Lower Tier REMIC. The Certificates, other than the Class R Certificate, the Class AX Certificate, and the Class AP Certificate, and each Component of the Class AX Certificate and the Class AP Certificate, are designated as regular interests in the Upper Tier REMIC. The Class LTR Interest and the Class R Certificate, are hereby designated as representing ownership of the residual interest in each of the Lower Tier REMIC and the Upper Tier REMIC.

         (a) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

         (b) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).

         (c) The Trustee shall prepare, sign, and file all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

         (d) The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of each REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.










----------------------------
* Subject to change after review by Brown & Wood tax department.














         (e) The Trustee and the Holders of Certificates shall take any action or cause each REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of any Residual Certificate shall take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to a REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.

         (f) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in such REMIC or, if no such amounts are available, out of other amounts held in the Certificate Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.

         (g) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans if permitted by the Seller's Warranties and Servicing Agreement.

         (h) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

         Section 10.02. Prohibited Transactions and Activities. Neither the Depositor nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the Certificates other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

         The Trustee shall not consent to any modification of any material term of any Mortgage Loan unless it has received an Opinion of Counsel (at the expense of the party requesting such modification) to the effect that such modification would not cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860(F)(a) or Section 860(G)(d) of the Code.

         Section 10.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status. In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Depositor, or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and
(3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

         Section  11.01. Binding  Nature  of  Agreement;   Assignment.   This
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 11.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 11.03. Amendment . (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions, with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder without regard to the Class 2-A3 Certificate Insurance Policy. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency (in the case of the Class 2-A3 Certificates, determined without regard to the Class 2-A3 Certificate Insurance Policy) to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans, which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Certificate Principal Amount (or Aggregate Notional Amount) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, the case of any Class of Book-Entry Certificates, the related Certificate Owners.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

         (d) It shall not be necessary  for the consent of Holders  under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 11.04. Voting Rights. Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Notional Amount), Certificates owned by the Depositor, the Trustee or the Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Trustee or the Servicer or Affiliates thereof.

         Section 11.05. Provision of Information. (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

         (b) The Trustee will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to
Section 9.02(c) and (ii) a copy of any document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

         (c) On each Distribution Date the Trustee shall deliver or cause to be delivered by first class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to
Section 4.03.

         Section 11.06. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 11.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities
Corporation,  200  Vesey  Street,  12th  Floor,  New  York,  New  York  10285,
Attention: Mark Zusy, (b) in the case of the Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101 Attention:
Structured Finance (First Nationwide Trust 1999-1/ SASCO 1999-1) and (c) in the case of the Class 2-A3 Certificate Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio
Management - Structured Finance (IMP-SF), First Nationwide Trust 1999-1/Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Class 2-A3 Certificates, or as to each party such other address as may hereafter be furnished by such Party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

         Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 11.10. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 11.11. Benefits of Agreement. (a) Subject to Section 11.14, nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in paragraph (b) of this Section 11.11.

         (b) Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Servicer receive the benefit of the provisions of Section 9.03 hereof and of this Section 11.11 as an intended third party beneficiary of this Agreement to the extent of such provisions. The Trustee shall have the same obligations to the Servicer under Section 9.03 hereof as if the Servicer were a party to this Agreement, and the Servicer shall have the same rights and remedies to enforce the provisions of Section
9.03 hereof and this Section 11.11 as if the Servicer were a party to this Agreement.

         Section 11.12. Special Notices to the Rating Agencies. (a) The Depositor shall give, prompt notice to the Rating Agencies and to the Class 2-A3 Certificate Insurer of the occurrence of any of the following events of which it has notice:

                      (i) any amendment to this Agreement pursuant to Section 11.03;

                      (ii) the appointment of any successor to the Servicer pursuant to Section 6.14;

                      (iii) the making of a final payment on the Group 2 Certificates pursuant to Section 7.02;

                      (iv) the occurrence of an Event of Default under the Seller's Warranties and Servicing Agreement;

                      (v) the termination of the rights and obligations of the Servicer pursuant to the Seller's Warranties and Servicing Agreement; and

                      (vi) the appointment of any successor Servicer under the Seller's Warranties and Servicing Agreement.

         (b) All notices to the Rating Agencies provided for in this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         If to Fitch to:

         One State Street Plaza
         New York, New York  10004

         If to S&P, to:

         Standard & Poor's Ratings Services,
         A division of The McGraw-Hill Companies, Inc.
         26 Broadway, 15th Floor
         New York, New York 10004
         Attention: Residential Mortgages

         (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

         Section 11.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         Section 11.14. Matters Relating to the Class 2-A3 Certificate Insurance Policy. (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Class 2-A3 Certificateholders shall also be sent, and any report or statement sent by the Servicer to the Trustee in accordance with the Seller's Warranties and Servicing Agreement shall be sent by the Trustee, to the Class 2-A3 Certificate Insurer at the following address:

         MBIA Insurance Corporation
         113 King Street
         Armonk, New York  10504
         Attention:  Insured Portfolio Management - Structured Finance
         Re: First Nationwide Trust 1999-1/Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Class 2-A3 Certificates

or such other address as the Class 2-A3 Certificate Insurer may hereafter furnish to the Depositor and the Trustee.

         (b) Notwithstanding any provision to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the interest of such parties as set forth herein, the Class 2-A3 Certificate Insurer receive the benefit of Sections 4.03, 5.02, 5.06 and 11.14 as an intended third party beneficiary of this Agreement to the extent of such provisions.

         (c) No purchase of the property of the Trust Fund pursuant to Section 7.01(b) shall occur if such purchase would result in a draw on the Class 2-A3 Certificate Insurance Policy, unless the Class 2-A3 Certificate Insurer has consented to such purchase.

         (d) All references herein to the rating of the Certificates shall be without regard to the Class 2-A3 Certificate Insurance Policy.

         IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                     STRUCTURED ASSET SECURITIES
                                     CORPORATION, as Depositor


                                     By:/s/ Joseph J. Kelly
                                       -------------------------
                                       Name:  Joseph J. Kelly
                                       Title:  Vice President


                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as Trustee


                                     By:/s/ Eve D. Kaplan
                                        -------------------------
                                        Name:  Eve D. Kaplan
                                        Title:  Vice President




For Purposes of Section 9.03 and 11.11,
accepted and agreed to by:

FIRST NATIONWIDE MORTGAGE CORPORATION



By:/s/ Robert M. Bodell
   ------------------------------------
Name:  Robert M. Bodell
Title:  Executive Vice President

EXHIBIT A
---------

                             FORMS OF CERTIFICATES

                                  Exhibit B-1
                                  -----------

                          FORM OF FINAL CERTIFICATION


                                                  ------------
                                                         [Date]

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

          Re:    Trust Agreement (the "Trust Agreement"), dated as of
     February 1, 1999 between Structured Asset Securities Corporation, as Depositor and U.S. Bank National Association, as Trustee, with respect to First Nationwide Trust 1999-1/Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1

Ladies and Gentlemen:

         In accordance with Section 2.02(b) of the Trust Agreement, the undersigned hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it (or the Custodian) has received:

         (i) the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee;

         (ii) a duly executed Assignment of Mortgage or assignment of security agreement;

         (iii) with respect to any Mortgage Loan other than a Cooperative Mortgage Loan, the original recorded Mortgage, and with respect to any Cooperative Mortgage Loan, the original recorded pledge and security agreement, with evidence of recording indicated thereon; or, if, in connection with any Mortgage Loan, the Depositor (or the Servicer or any of its correspondents, at the direction of the Seller and the Depositor) cannot deliver the Mortgage or pledge and security agreement with evidence of recording thereon because such document has been lost, the Depositor (or the Servicer or its correspondents, at the direction of the Seller and Depositor) shall deliver or cause to be delivered to the Trustee, a photocopy of such document (certified by the Servicer or its correspondents to be a true and correct copy) together with a written Opinion of Counsel acceptable to the Trustee and the Depositor that an original recorded Mortgage or pledge and security agreement is not required to enforce the Trustee's interest in the Mortgage Loan;

         (iv) if applicable, such original intervening assignments ("Intervening Assignments"), as may be necessary to show a complete chain of title to the Mortgage from the originator to the Trustee at the direction of the Seller and the Depositor; or, as to any such Intervening Assignment which cannot be delivered because such Intervening Assignment has been lost, a photocopy of such Intervening Assignment and a certificate of the Servicer as specified in Exhibit C-1 of the Seller's Warranties and Servicing Agreement.

         (v) with respect to any Mortgage Loan other than a Cooperative Loan, the original lender's Title Insurance Policy or a written commitment to issue such Title Insurance Policy or, in lieu thereof, a copy of such Title Insurance Policy;

         (vi) the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans (as and to the extent of those Mortgage Loans specifically identified by the Servicer to be subject to any assumption, modification or substitution;

         (vii) with respect to any Cooperative Mortgage Loan, the original Cooperative Loan Documents; and

         (viii)  the  original  additional   collateral  pledge  and  security
agreement executed in connection with each pledge of Additional Collateral, assigned to the Trustee.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on the attachment hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan
Schedule is correct.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

                                  [Custodian]

                                  [[              ],
                                        as Trustee]


                                   By:________________________________
                                      Name:
                                      Title:

                                  Exhibit B-2
                                  -----------

                              FORM OF ENDORSEMENT

         Pay to the order of U.S. Bank National Association, as trustee (the "Trustee") under a Trust Agreement dated as of February 1, 1999, between
Structured Asset Securities Corporation, as Depositor, and the Trustee relating to First Nationwide Trust 1999-1/Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, without recourse.

                                   ----------------------------------
                                   [current signatory on note]


                                   By:_______________________________
                                     Name:
                                     Title:

                                   EXHIBIT C
                                   ---------

                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


                                        ---------
                                             [Date]

[Addressed to Trustee
or, if applicable, custodian]

         In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of _________________ 1, 199 ____ between Structured Asset Securities Corporation, as Depositor, and you, as Trustee (the "Trust Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

         1. Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

         2. Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

         3. Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

         4. The Mortgage Loan is being foreclosed.

         5. Other. (Describe)

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

         Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

                                        ----------------------------------
                                        [Name of Servicer]


                                        By:_______________________________
                                           Name:
                                           Title: Servicing Officer

                                  EXHIBIT D-1
                                  ------------

         FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)



STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                  [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

                  1.   That he [she] is [title of officer] ___________

         _____________ of [name of Purchaser] ________________________

         _________________   (the  "Purchaser"),   a   _______________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

                  2.   That the Purchaser's Taxpayer Identification Number is
[           ].

                  3.   That  the  Purchaser   is   not   a      "disqualified
organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

                  4. That the Purchaser is not, and on ___________________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

                  5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between Structured Asset Securities Corporation and U.S. Bank National Association, as Trustee, dated as of February 1, 1999, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

                  6.  That the  Purchaser   does  not  hold  REMIC    residual
securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

                  7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

                  8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and
(ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

                  9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

                  10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

                  11. That  the  Purchaser   agrees  to  such   amendments of
the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

                  12. That the Purchaser consents to the designation of the Trustee as its agent to act as "tax matters person" of the Trust Fund pursuant to the Trust Agreement.

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this ____ day of __________, 19__.



                                            ---------------------------------
                                            [name of Purchaser]

                                            By:______________________________
                                               Name:
                                               Title:

                  Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer]
_________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

                  Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC



------------------------------


COUNTY OF_____________________

STATE OF______________________

         My commission expires the _____ day of __________, 19__.

                                  EXHIBIT D-2
                                  -----------

             RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)


                                                    -------------------
                                                                 Date

                  Re:      Structured Asset Securities Corporation
                           Mortgage Pass-Through Certificates Series 1999-1

                  _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                               Very truly yours,



                                               -------------------------------
                                               Name:
                                               Title:

                                   EXHIBIT E
                                   ---------

                  SELLER'S WARRANTIES AND SERVICING AGREEMENT

                                   EXHIBIT F
                                   ---------

                    FORM OF RULE 144A TRANSFER CERTIFICATE

         Re:      First Nationwide Trust 1999-1/Structured
                  Asset Securities Corporation
                  Mortgage Pass-Through Certificates
                  Series 1999-1
                  ----------------------------------

                  Reference is hereby made to the Trust Agreement dated as of ___________ 1, 199 (the "Trust Agreement") between Structured Asset Securities Corporation, as Depositor, and [ __________________________ ], as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

                  This letter relates to $_________ initial Certificate Balance of Class _______ Certificates which are held in the form of Definitive Certificates registered in the name of __________________________________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

                  In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer", which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

                                            ---------------------------------
                                            [Name of Transferor]

                                            By:______________________________
                                               Name:
                                               Title:

Dated: ___________, ____

                                   EXHIBIT G
                                   ---------

                        FORM OF PURCHASER'S LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTOR


                                                     -----------
                                                          [Date]

Dear Sirs:

         In connection with our proposed purchase of $______________ principal amount of Mortgage Pass-Through Certificates, Series 1999-1 (the "Privately Offered Certificates") of Structured Asset Securities Corporation (the "Depositor"), we confirm that:

(1) We have received a copy of the Private Placement Memorandum dated ______________ , 199 relating to the Privately Offered Certificates (the "Private Placement Memorandum"), and we understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of February 1, 1999 between the Depositor and U.S. Bank National Association, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan as to which the Purchaser, the Depositor, any Servicer or Master Servicer or the Trustee is a party in interest or disqualified person, and no person acting on behalf of such a Plan may acquire such Certificate unless the acquisition would constitute an exempt transaction under a statutory exemption or any of the administrative exemptions issued by the U.S. Department of Labor.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

         You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,



                                         ----------------------------------
                                         [Purchaser]


                                         By________________________________
                                          Name:
                                         Title:

                                   EXHIBIT H
                                   ---------

                      [FORM OF ERISA TRANSFER AFFIDAVIT]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  The undersigned, being first duly sworn, deposes and says as follows:

                  1. The  undersigned  is  the   __________________________ of
(the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

                  2.  The   Investor   either   (x)  is   not  an    employee
benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

                  3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee, dated February 1, 1999, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

                  IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .



                                  ---------------------------------
                                  [Investor]


                                  By:______________________________
                                     Name:
                                    Title:


ATTEST:



---------------------------
STATE OF                  )
                          )ss.:
COUNTY OF       )

                  Personally appeared before me the above-named

         _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this _____ day of ___________ 199__.

                                ----------------------------------
                                 NOTARY PUBLIC

                                My commission expires the
                                ____  day of  __________, 19__.

                                   EXHIBIT K
                                   ---------

                              CUSTODIAL AGREEMENT

SCHEDULE A
----------

                            MORTGAGE LOAN SCHEDULE

SCHEDULE B
----------

                           PRINCIPAL AMOUNT SCHEDULE